Transamerica Premier Funds
1998 Annual Report

Table of Contents

President's Report         1

Investment Adviser Outlook 2

Transamerica Premier Aggressive Growth Fund 4

Transamerica Premier Small Company Fund     6

Transamerica Premier Equity Fund    8

Transamerica Premier Value Fund     10

Transamerica Premier Index Fund     12

Transamerica Premier Balanced Fund  20

Transamerica Premier High Yield Bond Fund   23

Transamerica Premier Bond Fund      26

Transamerica Premier Cash Reserve Fund      28


Financial Statements

Statements of Assets and Liabilities        31

Statements of Operations   32

Statements of Changes in Net Assets 33

Financial Highlights       35

Notes to Financial Statements       40



Prresident's Report

Dear Fellow Shareholders

I would like to begin by saying, "Welcome!" For many of you, this is your first Annual Report from the Transamerica Premier Funds. At the end of 1998, the number of shareholders in the Transamerica Premier Funds had increased almost 200%, when compared to year-end 1997. With so many mutual fund companies from which to choose, we are extremely proud that you have included the Transamerica Premier Funds in your investment portfolio.

We often ask shareholders, "How did you hear about the Transamerica Premier Funds?" It may have been one of our ads in Kiplinger's magazine, an article in Smart Money, or a recommendation by a trusted friend or family member. Or perhaps it was hard not to notice the exceptional performance Transamerica Premier Funds achieved in 1998, earning mentions in various financial publications throughout the year, as several Funds moved into the top 10 of their categories.

By year-end, the 1998 results were outstanding. Five of the Transamerica Premier Funds ranked in the top 10 within their respective categories, according to Lipper Analytical Services, Inc. (see table). The Transamerica Premier Small Company Fund ranked first among 637 small company funds for the year ended 1998. This Fund returned a phenomenal 80.27% for the year! Although the Transamerica Premier Small Company and the Transamerica Premier Aggressive Growth Funds were just launched on June 30, 1997, they have consistently achieved high rankings.

Also in the spotlight during 1998 were three Transamerica Premier Funds that were first introduced in October 1995. The Transamerica Premier Equity, Index and Balanced Funds earned the coveted OFive-Star' rating from Morningstar in October 1998. Morningstar, a widely recognized industry source for unbiased mutual fund information, uses the Ostar system' to represent a fund's historical risk-adjusted performance, compared with the other funds in its class. If the fund scores in the top 10% of its class, it receives five stars.*

With the increasing popularity of the internet, many of you are accessing important Premier Fund information through our web site. As a result, in
November, we introduced a new and improved web site. At www.Transamericafunds.com., the account look-up capability allows shareholders to view account balances and recent account activity. This feature will be extended in the near future to service full transactions, including buying, selling and exchanging shares. The site is also updated each business day by posting the most up-to-date fund information, such as closing net asset values (including dollar and percentage change for each net asset value) and year-to-date performance. In addition, annualized performance vs. fund benchmarks, as well as top fund holdings, will be updated quarterly.

As a Transamerica Premier Funds shareholder, we hope you will realize that we remain steadfast in our commitment to you. We will continue to bring you the investment management expertise of Transamerica, a financial institution that has-for decades-delivered solid returns for shareholders through not only mutual funds, but insurance separate accounts, variable annuities and retirement plans.

The Investment Outlook from Transamerica Investment Services, the Investment Adviser for the Transamerica Premier Funds, is provided on the Pages that follow. It is our hope that whether the market is climbing to new highs, or correcting itself, you will come to trust the Transamerica Premier Funds with your long-term investments.

We wish you a healthy and prosperous New Year!

Sincerely,


Nicki Bair
President

* Among 2,802 domestic equity funds as of December 31, 1998. Past performance is no guarantee of future results. Morningstar proprietary ratings reflect historical risk-adjusted performance. These ratings may change monthly and are calculated in excess of 90-day Treasury bill returns. Morningstar ratings are calculated from a fund's three year average annual returns in excess of 90-day treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day t-bill returns.

Transamerica Premier Funds
Year ended December 31, 1998
                                            Category                   Rank                      Total
Premier Aggressive Growth           Capital Appreciation               5                         250
Premier Small Company               Small Cap                          1                         637
Premier Balanced                    Balanced                          10                         409
Premier Bond                        Corporate Debt BBB                 7                         99
Premier Cash Reserve                Money Market                       6                         308
Source: Lipper Analytical Services, Inc.


Page     1


Transamerica Premier Funds 1998 Annual Report

Transamerica  Investment Adviser Outlook

Following unprecedented market volatility in the second half of 1998, the U.S. financial environment is notably upbeat at the beginning of 1999. Our economy is on solid footing, bolstered by a strong labor market, high levels of consumer confidence, and low rates for interest and inflation.

The robust growth of 1998 marked seven consecutive years of expansion. Although our economy will probably grow more slowly in 1999, especially during the second half of the year, we do not anticipate a recession, and we remain positive about both the corporate bond and stock markets.

Factors in Slower Economic Growth
Consumer spending and capital investments in business, factors that fueled economic growth in recent years, should slow in 1999. In addition, the swelling trade imbalance should continue to hamper growth.

Moderate Consumer Spending
Most economic indicators point toward continued strong consumer spending throughout 1999. The current savings rate remains very low, however, despite favorable interest rates and employment statistics. We expect a gradual shift to higher savings levels that will limit consumer spending.

The strength of the stock market has created a "wealth effect" for most households, with the rise in equity prices significantly bolstering many individuals' net worth. As the market continued to register solid gains, many households felt less of a need to save, and consumed more of their income. During 1998, the savings rate drifted downward to essentially zero. In 1999, we believe that spending habits will slow as individuals depend less on the gains of the stock market and contribute more towards personal savings.

Home purchases have been one of the strongest segments of recent consumer spending. The levels of both new and existing home sales remain around their record highs, while home building has lagged the brisk pace of sales, and new home inventories are fairly low. The relationship of strong housing demand and limited supply is expected to support economic growth during the first half of 1999.

Reduced Capital Investment
Our economic expansion has also been fueled by an increase in capital outlays by businesses that invested in technology to increase productivity. The drop in utilization measures to the lower 80% level, however, indicates that the need to add capacity has greatly diminished. At the same time, given the outlook for slower growth in corporate profits, business will likely reduce capital investments. Although firms will continue to seek productivity gains, most of these gains will be derived from previously initiated investment programs. Thus, capital outlays should slow in 1999, as less additional capacity is needed and the outlook for corporate profits remains uncertain.

Lagging Trade Sector
The trade deficit widened to over $150 billion in 1998, and the trade sector will no doubt continue to hamper economic growth in 1999. Since both the Asian and Latin American economies continue to face difficulties, the inexpensive goods from these regions should have an adverse impact on net exports.

Inflation to Remain in Check
Inexpensive foreign goods should keep international competition intense and price levels in check in 1999. In addition, global weakness and excess supplies in many industries will cause commodity prices to remain depressed. Despite the pressure on labor costs, we expect inflation to continue to be restrained, as lower material prices and increased efficiencies offset higher wages.

Intense Global Competition
Today, companies compete on an increasingly global basis, and many businesses have lost their pricing power due to foreign competition. The intense competition of international trade should continue to impose downward pressure on prices, as the excess supply of tradable goods keeps competition fierce and prices low.

Steadfast Commodity Prices
Prices for tradable goods, especially oil, fell substantially in 1998. The downward pressure should continue in 1999, as weak foreign economies create excess supply. At the same time, the inability to cut oil production will contribute to steady commodity prices.

Higher Labor Costs
During 1998, a tight labor market coexisted with low inflation. Although recent economic reports show that the labor market remains healthy, the strength of the labor market is gradually translating into higher wages. So far businesses have offset higher labor costs with lower material prices and productivity gains. This has allowed firms to keep price levels fairly low and still maintain profit margins, causing inflation to remain subdued, a trend we expect to continue in 1999.

Low Interest Rates Interest rate levels should stay low as economic growth moderates. We believe that the monetary policy will remain on hold during the first quarter of 1999, as economic reports continue to show a steady U. S. economic expansion. At the same time, the fragile global market should keep policy makers from raising rates.

Steady Monetary Policy
Since recent statistics show that our economy remains strong, further easing in monetary policy appears unlikely. At the same time, relative stability has returned to the financial markets and a credit crunch seems remote. Given the fragile state of the global economy and the low level of inflation, a rate increase also appears unlikely. We believe that the strength of the U.S. economy, offset by weakness overseas, will keep policymakers on hold during the first quarter of 1999.

Stable Financial Markets
As the continued strength of the U.S. economy becomes more apparent and corporate credit risk diminishes, bond investors will gradually shift from Treasuries to corporates. A favorable economic climate characterized by steady growth, low interest rates and benign inflation will also help support current stock market valuations.

Strengthening Bond Market
During the second half of 1998, Treasury yields fell sharply as a flight to quality occurred. The threat of an economic slowdown and a credit crunch caused bond investors to shift out of corporate bonds and into Treasury securities. As relative stability returns to financial markets, the quality premium in Treasury bonds should continue to dissipate. In addition, as it becomes more apparent that the economy will continue to expand, although at a slower pace, a shift into corporate bonds will push Treasury yields higher and corporate bond spreads tighter.

Highly-Valued Stock Market
Equity valuations remain high, including the Standard & Poor's 500 Stock Index with a price/earnings ratio of 27 times projected earnings. During 1999, market volatility should remain as investors closely watch corporate earnings. Heavy global competition has inhibited many companies' ability to raise prices, and most firms will focus on cutting costs in order to drive profits. We expect to see continued consolidation and corporate downsizing, as well as gains in productivity derived from technological advancement. These factors should lead to lower unit costs and help sustain profit margins.

Positive Environment for Stocks and Bonds
In 1999, we believe that U.S. economic growth should ease from its current robust pace. Despite global pressures, the U. S. economy should be able to avoid a recession and continue to expand at a steady pace. Given this economic outlook, we remain fairly bullish on both the corporate bond and stock markets. We will continue to maintain our long-term holdings in technology, financial services, and productivity enhancing products and services.

Transamerica Premier funds 1998 annual report        Page     2

Page     3        Transamerica Premier Funds 1998 Annual Report

Transamerica Premier aggressive growth Fund
Portfolio Manager: Philip W. Treick

Fund Performance
The Transamerica Premier Aggressive Growth Fund (Investor Class) performed exceptionally well in 1998. For the 12-month period ended December 31, 1998, the Fund ranked fourth among 250 capital appreciation funds in the country, according to Lipper Analytical Services, Inc. The Fund's total return for the 12-month period ended December 31, 1998 was 84.07%, in comparison to a 28.58% advance by the S&P500 for the same period. Since its inception on June 30, 1997, the Fund has earned an annualized total return of 71.05%, while the S&P500 has returned 26.36%.

Portfolio Manager Comments
The Fund invests in companies leading their respective industry sectors. Each company in the portfolio possesses exceptional products or services led by management teams focused on strategies designed to enhance growth and profitability. During the year, market volatility enabled us to purchase shares of superior companies at distressed prices. Consistent execution of the Fund's investment policy, combined with strategic response to market movements, enabled the Fund to turn in extraordinary returns for 1998. An example of this was Envoy Corporation, one of the Fund's largest holdings. A leading healthcare transaction processor, Envoy experienced large movements in valuation during the year offering the opportunity to buy a leading company at a distressed valuation. However, Envoy is now merging with Quintiles, the leading company specializing in clinical trials research. We believe the merger strengthens both companies and look forward to owning the new combined company. Other large positions continue to be the leading computer vendor Dell, and the leading Internet merchant Amazon.com.

Portfolio Asset Mix

[pie chart goes here]


Going Forward
We will continue to focus on investing, versus trading. Currently, this portfolio is concentrated with large positions in less than 30 exceptional companies, each painstakingly selected for its capacity to perform. It is unlikely that market conditions will present us with an opportunity to repeat our performance of 1998. However, we hope to hold each investment over a long period of time and would encourage the same approach by investors in this Fund.

Thank you for your continued investment in the Transamerica Premier Aggressive Growth Fund.

comparison of change in value of a $10,000 investment in Transamerica Premier aggressive growth fund with the S&P500 index**

[mountain chart]

         Total Returns     Annualized
         As of December 31, 1998    Since Inception* One Year
Investor Class    71.05%   84.07%
Class A           64.86%   74.24%
Class M           69.37%   81.67%
S&P500 Index 26.36% 28.58% Investor Class ($22,420 at 12/31/98) Class A ($21,212
at 12/31/98)  Class M ($22,089 at 12/31/98)  S&P500 Index  ($14,218 at 12/31/98)
The Standard & Poor's 500 Composite Stock Price Index ("S&P500") consists of 500 widely held, publicly traded common stocks. The S&P500 Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.
 *       Investor Class - June 30, 1997. Class A and Class M - June 30, 1998.
** Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 1998. Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge for each class. Annualized returns are based on the July 1, 1997 commencement date for the Investor Class.

Transamerica Premier Funds 1998 Annual Report        Page     4

Transamerica Premier Aggressive Growth Fund
Schedule of Investments - December 31, 1998                   Market
         Shares   Value
         Shares or         Market
         Principal Amount  Value
COMMON STOCKS - 96.8%
Aerospace & Defense - 2.4%
Gulfstream Aerospace Corporation (a)        80,000   $        4,260,000
Broadcasting - 3.1%
Clear Channel Communications, Inc. (a)      100,000         5,450,000
Business Services - 9.2%
Envoy Corporation (a)                         250,000  14,562,500
First Data Corporation                55,000   1,742,812
                           16,305,312
Chemicals - 6.5%
Minerals Technologies, Inc.         80,000  3,275,000
Monsanto Company  175,000  8,312,500
                           11,587,500
Commercial Services - 3.1%
Sodexho Marriott Services, Inc.     200,000 5,537,500
Computers & Business Equipment - 8.8%
Cisco Systems, Inc. (a)    50,000   4,640,625
Dell Computer Corporation (a)       150,000 10,978,125
                           15,618,750
Divesified Operations - 6.6%
Berkshire Hathaway, Inc. (a)        5,000   11,748,825
Drugs & Health Care - 5.4%
Alternative Living Services, Inc. (a)       279,000  9,555,750
Electronics - 8.3%
Applied Materials, Inc. (a)         136,500 5,826,844
Intel Corporation 75,000   8,892,187
                           14,719,031
Leisure & Entertainment - 6.6%
Pixar, Inc. (a)   110,000  3,850,000
Speedway Motorsports, Inc. (a)      275,000 7,837,500
                           11,687,500

Retail - 18.9%
Amazon.com, Inc. (a)       67,000   $       21,523,750
Fred Meyer, Inc. (a)       65,000   3,916,250
Hollywood Entertainment Corporation (a)     297,000  8,093,250
                           33,533,250
Software - 15.0%
i2 Technologies, Inc. (a)  135,000  4,100,625
Microsoft Corporation (a)  55,000   7,627,812
ProBusiness Services, Inc. (a)      205,500 9,350,250
SAP AG ADR (b)    155,000  5,589,688
                           26,668,375
Transportation - 2.9%
Kansas City Southern Industries, Inc.       105,000  5,164,688
Total Common Stocks
(cost  $124,363,863)                171,836,481
U.S. GOVERNMENT AGENCY SECURITY - 4.3%
Federal Home Loan Mortgage Corporation
(cost $7,542,328)     4.250%       01/04/99 $7,545,000        7,542,328
Total Investments - 101.1%
(cost  $131,906,191)*               179,378,809
Liabilities in Excess of Other Assets - (1.1)%                (1,883,121)
Net Assets - 100.0%                 $       177,495,688

(a) Non-income producing security
(b) ADR - American Depositary Receipts
Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $50,257,654 and $2,785,036, respectively. Net unrealized appreciation for tax purposes is $47,472,618.

See notes to financial statements   Page    5


Transamerica Premier Funds 1998 Annual Report

Transamerica Premier Small Company Fund
Portfolio Manager: Philip W. Treick
Fund Performance
The Transamerica Premier Small Company Fund (Investor Class) performed exceptionally well in 1998. For the 12-month period ended December 31, 1998, the Fund ranked first among 637 capital appreciation funds in the country, according to Lipper Analytical Services, Inc. The Fund's total return for the 12-month period ended December 31, 1998 was 80.27%, in comparison to a -2.55% decline by the Russell 2000 Index for the same period. Since its inception on June 30, 1997, the Fund has earned an annualized total return of 71.53%, while the Russell 2000 has returned 5.38%.

Portfolio Manager Comments
Securities selection was key in generating the superior results in the Premier Small Company Fund. Excellent investment recommendations were made by the investment team of Dan Prislin, Tim Gaumer, Chris Bonavico and Jeff Van Harte. Given the fact that most small companies will remain small, we are relentless in trying to identify small companies with large opportunities. In 1998, nearly every company in the portfolio performed well, and some may no longer even qualify as small companies! How do we deal with this admittedly good problem? Gary Rolle', our chief investment officer, has often said, "one has to be careful not to pick the flowers then water the weeds." My strategy is to invest fund inflows in small companies, thereby diluting the percentage of the portfolio allocated to newly minted large capitalization companies. This, in effect, keeps your tax burden low, and the portfolio turnover at a minimum. At the same time, there is exposure to some fantastic companies. In the short run, however, it is possible for a company like Amazon.com to appreciate faster than the overall growth in fund inflows. When investing, patience is a virtue.


Portfolio Asset Mix

[pie chart]


Going Forward
We do not subscribe to the belief that small companies in general are poised to appreciate in price merely because of a couple of years of under performance. We believe security selection is still the most important factor in achieving success in this type of portfolio. Our strategy will remain the same in 1999. We will continue to focus on small companies that we feel have the greatest probability of successfully executing against large opportunities.

Thank you for your continued investment in the Transamerica Premier Small Company Fund.
comparison of change in value of a $10,000 investment in Transamerica Premier small company fund with the Russell 2000 Index**


[mountain chart]

         Total Returns     Annualized
         As of December 31, 1998    Since Inception* One Year
Investor Class    71.53%   80.27%
Class A           65.38%   70.72%
Class M           69.84%   77.92%
Russell 2000 Index 5.38% -2.55% Investor Class ($22,516 at 12/31/98) Class A ($21,313 at 12/31/98) Class M ($22,183 at 12/31/98) Russell 2000 Index ($10,821
at 12/31/98) The Russell 2000 Index measures the performance of the 2,000 smallest companies (approximately 7%) in the Russell 3000 Index (an index composed of the 3000 largest U.S. companies by market capitalization, representing approximately 98% of the U.S. equity market).
 *       Investor Class - June 30, 1997. Class A and Class M - June 30, 1998
** Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 1998. Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge for each class. Annualized returns are based on the July 1, 1997 commencement date for the Investor Class.

Transamerica Premier funds 1998 annual report        Page     6

Transamerica Premier Small Company Fund
Schedule of Investments - December 31, 1998



                           Shares or                          Market
                           Principal Amount          Value

COMMON STOCKS - 87.6%
Auto Repair Centers - 4.5%
Midas, Inc.       300,000    $      9,337,500
Biological Products - 3.4%
Millipore Corporation      250,000  7,109,375
Business Services - 10.8%
Envoy Corporation (a)      250,000  14,562,500
Nielsen Media Research     450,000  8,100,000
                           22,662,500
Chemicals - 5.7%
Eco Soil Systems, Inc. (a) 683,500  5,980,625
Minerals Technologies, Inc.         147,500 6,038,282
                           12,018,907
Drugs & Health Care - 10.2%
Alternative Living Services, Inc. (a)       385,000  13,186,250
ChiRex, Inc. (a)  385,000  8,229,375
                           21,415,625
Electronics - 4.0%
Level One Communications, Inc. (a)  235,000 8,342,500
Food & Beverages - 1.7%
Dreyer's Grand Ice Cream, Inc.      238,000 3,599,750
Leisure & Entertainment - 7.1%
Pixar, Inc. (a)   65,000   2,275,000
Speedway Motorsports, Inc. (a)      300,000 8,550,000
Vail Resorts, Inc. (a)     185,000  4,070,000
                           14,895,000
Retail - 10.1%
Amazon.com, Inc. (a)       40,000   12,850,000
Hollywood Entertainment Corporation (a)     300,000  8,175,000
                           21,025,000

Software - 16.4%
HNC Software, Inc. (a)     200,000  $       8,087,500
i2 Technologies, Inc. (a)  223,000  6,773,625
ProBusiness Services, Inc. (a)      211,500 9,623,250
Transaction Systems Architects, Inc. (a)    197,000  9,850,000
                           34,334,375
Technology - 11.1%
Cymer, Inc. (a)   500,000  7,312,500
Exodus Communications, Inc. (a)     180,000 11,565,000
VeriSign, Inc. (a)         75,000   4,434,375
                           23,311,875
Transportation - 2.6%
C.H. Robinson Worldwide, Inc.       207,500 5,382,031
Total Common Stocks
(cost  $137,018,557)                183,434,438
U.S. GOVERNMENT AGENCY SECURITY - 12.3%
Federal Home Loan Mortgage Corporaton
(cost $25,814,854)         4.250%   01/04/99$25,824,000       25,814,854
Total Investments - 99.9%
(cost  $162,833,411)*               209,249,292
Other Assets Less Liabilities - 0.1%                 141,118
Net Assets - 100.0%                 $209,390,410

(a) Non-income producing security
* Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $48,094,599 and $1,858,139, respectively. Net unrealized appreciation for tax purposes is $46,236,460.
 See notes to financial statements  Page    7
  Transamerica Premier Funds 1998 Annual Report


Transamerica Premier Equity Fund
Portfolio Manager: Jeffrey S. Van Harte


Fund Performance
The Premier Equity Fund (Investor Class) performed extremely well in 1998. The Fund generated a total return of 33.85% for the year compared to a 28.58% advance by the S&P500 for the same period. Since its inception in October 1995, the fund has earned an annualized total return of 32.59% while the S&P500 has returned 28.06%.

Portfolio Manager Comments
A few large cap stocks were the key drivers contributing to the strong success of the Fund over the past year. The reason is that there are very few companies that have learned to deal with deflation, or the decline in the prices of goods and services. Those companies that have learned to make deflation their friend are winning the battle for customers, market share and profit growth. These are new winners in the stock market and we seek to own them.

Great examples of companies that have learned to deal with deflation are found within the Fund's top two holdings, Dell Computer and Charles Schwab. Dell has mastered the direct model of delivering desktop PC's by holding little inventory and custom manufacturing so as to always deliver the best technology at the lowest price to their customers. Schwab made a remarkable transition this year. The company chose to go to their flat rate pricing for electronic trading over the internet and telephone. Average revenue per trade dropped from over $70 to around $50, yet the company's profitability blossomed. This is how companies win in the world of deflation-delivering the best possible customer service or product, at a low price.

Portfolio Asset Mix

[pie chart]




Going Forward
We expect weaker world economies and continued pressure on prices in 1999. Given our outlook, our equity selection strategy is focused on high quality companies that have the wherewithal to withstand weak economies, and have a business model that works well in a deflationary environment. Thank you for your continued interest in Transamerica Premier Equity Fund. comparison of change in value of a $10,000 investment in Transamerica Premier equity fund with the S&P500 index**

[mountain chart]

         Total Returns     Annualized
         As of December 31, 1998    Since Inception* One Year
Investor Class    32.59%   33.85%
Class A           30.17%   26.78%
Class M           31.57%   31.97%
S&P500 Index 28.06% 28.58% Investor Class ($25,024 at 12/31/98) Class A ($23,575
at 12/31/98)  Class M ($24,404 at 12/31/98)  S&P500 Index  ($22,354 at 12/31/98)
The Standard & Poor's 500 Composite Stock Price Index ("S&P500") consists of 500 widely held, publicly traded common stocks. The S&P500 Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.
 * Investor Class - October 2, 1995. Class A and Class M - June 30, 1998. ** Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 1998. Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge for each class. Transamerica Premier funds 1998 annual report Page 8

Transamerica Premier Equity Fund
Schedule of Investments - December 31, 1998


Market
         Shares   Value
         Shares or         Market
         Principal Amount  Value

Common Stocks - 98.1%
Business Services - 6.3%
Envoy Corporation (a)      180,000   $      10,485,000
First Data Corporation     250,000  7,921,875
                           18,406,875
Chemicals - 6.4%
Minerals Technologies, Inc.         175,000 7,164,062
Monsanto Company  240,000  11,400,000
                           18,564,062
Commercial Services - 4.1%
Sodexho Marriott Services, Inc.     430,000 11,905,625
Computers & Business Equipment - 13.6%
Cisco Systems, Inc. (a)    150,000  13,921,875
Dell Computer Corporation (a)       350,000 25,615,625
                           39,537,500
Conglomerates - 3.1%
Gillette Company  185,000  8,937,812
Diversified Operations - 3.8%
Berkshire Hathaway, Inc. (a)        4,725   11,103,750
Drugs & Health Care - 7.9%
McKesson Corporation       70,000   5,534,375
Merck & Company, Inc.      55,000   8,122,813
Pfizer, Inc.      75,000   9,407,812
                           23,065,000
Electronics - 7.8%
Applied Materials, Inc. (a)         250,000 10,671,875
Intel Corporation 100,000  11,856,250
                           22,528,125
Financial Services - 10.9%
Charles Schwab Corporation 375,000  21,070,312
Franklin Resources, Inc.   100,000  3,200,000
Merrill Lynch & Company, Inc.       110,000 7,342,500
                           31,612,812
Hotels & Restaurants - 4.0%
McDonald's Corporation     150,000  11,493,750

Human Resources - 2.7%
Robert Half International, Inc. (a) 175,000 $        7,820,313
Leisure & Entertainment - 3.0%
Pixar, Inc. (a)   250,000  8,750,000
Retail - 5.2%
Fred Meyer, Inc. (a)       250,000          15,062,500
Retail Grocery - 3.2%
Safeway, Inc. (a) 155,000  9,445,313
Software - 12.7%
HBO & Company     100,000  2,868,750
IMS Health, Inc.  175,000  13,201,562
Microsoft Corporation (a)  120,000  16,642,500
SAP AG ADR (b)    115,000  4,147,188
                           36,860,000
Transportation - 3.4%
Kansas City Southern Industries, Inc.       200,000  9,837,500
Total Common Stocks
(cost  $202,864,200)                284,930,937
repurchase agreement - 1.6%
State Street Bank and Trust Company, 4.00% due 01/04/99, (collateralized by $4,500,000 par value U.S. Treasury Note, 6.375%, due 03/31/01, with a value of
         $4,737,038, cost $4,640,000)       $4,640,000        4,640,000
Total Investments - 99.7%
(cost  $207,504,200)*               289,570,937
Other Assets Less Liabilities - 0.3%                 749,884
Net Assets - 100.0%                 $       290,320,821

(a) Non-income producing security (b) ADR - American Depositary Receipts * Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $88,397,679 and $6,330,942, respectively. Net unrealized appreciation for tax purposes is $82,066,737. See notes to financial statements Page 9 Transamerica Premier Funds 1998 Annual Report


Transamerica Premier value Fund
Portfolio Manager: Christopher J. Bonavico


Fund Performance
The Transamerica Premier Value Fund (Investor Class) was launched on March 31, 1998. The Fund's investment strategy showed its merit by year end. In the fourth quarter, the Fund generated a 26.87% total return, compared to fourth quarter results of 21.30% for the S&P500 Index.

Portfolio Manager Comments
The Fund's goal is to find well managed businesses that are not the current wall street favorites that also are taking action to increase their share price. The primary factor we seek to find is fundamental change - either in management or competitive structure - that will create value for shareholders.

The Fund also invests in companies which are simply out of favor. Companies in this category have typically fallen out of favor in the short term, but hold significant promise due to the strength of their long term franchise.

Strong performers in the Transamerica Premier Value portfolio include Midas, Monsanto and Niagara-Mohawk, among others. Midas put in place experienced management who are taking actions to make it a stronger competitor in the automotive services market place. We recognized the company's potential for profit gains and began buying shares. Monsanto was investing for years in new growth businesses of pharmaceuticals and agricultural sciences. Our research revealed that Monsanto was beginning to see a large return on those investments. The company recently received FDA approval to market a breakthrough arthritis drug with large profit potential. Niagara-Mohawk is a New York State utility that is anything but boring. New management eliminated unprofitable contracts for power generation. It now focuses solely on the more stable and profitable business line of power distribution, and is returning those profits to shareholders. As a result of beneficial changes in all of these companies, their equity values have demonstrated rapid appreciation.

Portfolio Asset Mix

[pie chart]




Going Forward
We continue to be optimistic in our outlook for the stock market. We expect the combination of low inflation, low interest rates, and profit gains by better companies to continue in 1999. Increasingly, however, security selection will be important to achieve good returns in the stock market. Competition is increasing in many sectors of the U.S. economy and only the best managed companies will continue to thrive in this environment. The Transamerica Premier Value Fund will continue to offer investors a vehicle to own shares in well managed companies trading at attractive valuations. Thank you for your continued interest in the Transamerica Premier Value Fund.

Comparison of change in value of a $10,000 investment in Transamerica Premier value fund with the S&P500 index**


[mountain chart]

         Total Returns
         As of December 31, 1998    Since Inception* One Year
Investor Class    6.19%    N/A
Class A           0.54%    N/A
Class M           4.86%    N/A
S&P500 Index 12.84% 28.58% Investor Class ($10,619 at 12/31/98) Class A ($10,054
at 12/31/98)  Class M ($10,486 at 12/31/98)  S&P500 Index  ($11,284 at 12/31/98)
The Standard & Poor's 500 Composite Stock Price Index ("S&P500") consists of 500 widely held, publicly traded common stocks. The S&P500 Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.
 * Investor Class - March 31, 1998. Class A and Class M - June 30, 1998. ** Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 1998. Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge for each class.

Transamerica Premier funds 1998 annual report        Page     10

Transamerica Premier Value Fund
Schedule of Investments - December 31, 1998

Market
         Shares   Value
                  Market
         Shares   Value

Common Stocks - 99.3%
Auto Repair Centers - 5.6%
Midas, Inc.       16,500       $    513,562
Banking - 2.4%
Fifth Third Bancorp        3,000    213,938
Biological Products - 3.1%
Millipore Corporation      10,000   284,375
Business Services - 7.8%
First Data Corporation     9,500    301,031
The Dun & Bradstreet Corporation    13,000  410,313
                           711,344
Chemicals - 6.1%
Minerals Technologies, Inc.         9,000   368,437
Monsanto Company  3,900    185,250
                           553,687
Commercial Services - 4.6%
Sodexho Marriott Services, Inc.     15,000  415,312
Conglomerates - 2.1%
Gillette Company 4,000 193,250 Containers & Packaging - 2.0% Sealed Air Corporation (a) 3,500 178,719 Diversified Operations - 8.1%
Berkshire Hathaway, Inc. (a)        315     740,250
Drugs & Health Care - 3.6%
Alternative Living Services, Inc. (a)       9,500    325,375
Electric Utilities - 9.4%
IPALCO Enterprises, Inc.   5,000    277,187
Niagara Mohawk Power Corporation (a)        36,000   580,500
                           857,687
Electrical Equipment - 2.8%
Raychem Corporation        8,000    258,500
Electronics - 13.4%
Applied Materials, Inc. (a)         10,000  426,875
Intel Corporation 4,000    474,250
Level One Communications, Inc. (a)  9,000   319,500
                           1,220,625

Financial Services - 4.0%
Merrill Lynch & Company, Inc.       5,500   $        367,125
Food & Beverages - 2.5%
Dreyer's Grand Ice Cream, Inc.      15,000  226,875
Hotels & Restaurants - 4.2%
McDonald's Corporation     5,000    383,125
Human Resources - 1.5%
Robert Half International, Inc. (a) 3,000   134,063
Office Furnishings & Supplies - 2.0%
Standard Register Company  6,000    185,625
Retail - 6.6%
Fred Meyer, Inc. (a)       10,000   602,500
Software - 2.1%
IMS Health, Inc.  2,500    188,594
Transportation - 5.4%
Kansas City Southern Industries, Inc.       10,000   491,875
Total Common Stocks
(cost $7,588,623)          9,046,406
preferred stock - 1.4%
Sealed Air Corporation
(cost $154,185)   2,500    129,688
Total Investments - 100.7%
(cost $7,742,808)*                  9,176,094
Liabilities in Excess of Other Assets - (0.7)%                (62,263)
Net Assets - 100.0%                 $       9,113,831

(a) Non- income producing security
* Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $1,564,303 and $140,753, respectively. Net unrealized appreciation for tax purposes is $1,423,550. See notes to financial statements Page 11

Transamerica Premier Funds 1998 Annual Report

Transamerica Premier Index Fund
Portfolio Manager: Lisa L. Hansen

Fund Performance
The Transamerica Premier Index Fund (Investor Class) earned a total return of 28.45% for the year ended December 31, 1998, in comparison to a total return of 28.58% for the S&P500 Index. Since its inception in October 1995, the Fund has earned an annualized total return of 27.71%, relative to a 28.06% return for the S&P500. This performance is consistent with the Fund's long-term goal of tracking overall stock market returns, as measured by the S&P500 Index.


Portfolio Manager Comments
The broad equity markets provided unparalleled returns to investors in 1998. Although our domestic markets experienced volatility in the third quarter, the fourth quarter brought with it a strong resurgence in upward price movements, taking the U.S. stock market to new all time highs.

To achieve its goal, the Fund invests in a portfolio of approximately 500 stocks which closely mirror the composition of the S&P500 Index. The Fund's holdings are weighted in accordance with the stocks of the S&P500, so that as closely as possible, the Fund's performance will conform to that of the Index. Investors seeking to capture the approximate returns of the broad U.S. stock market can expect to do so through this fund. Broad diversification within the portfolio also enhances share price stability during periods of rapid market change.

While the Fund's performance will not match that of the S&P500 Index exactly, in general, when the S&P500 is rising, the value of Fund shares should also rise. Conversely, when the Index is declining, the value of the Fund shares should also decline. The Fund continuously benefits from weighting adjustments which enable its performance to stay aligned with that of the S&P500 Index.

Portfolio Asset Mix
[pie chart]



Going Forward
We expect the broad market to continue moving upwards, although at a more moderate pace than that which we witnessed during 1998. Low interest rates combined with low inflation continue to benefit the U.S. stock market. We anticipate market downtrends from time to time, but believe overall, that the U.S. equities market will show an upward bias for some time to come. Thank you for your continued interest in the Transamerica Premier Index Fund.

Comparison of change in value of a $10,000 investment in Transamerica Premier index fund with the S&P500 index**

[mountain chart]

         Total Returns     Annualized
         As of December 31, 1998    Since Inception* One Year
Investor Class    27.71%   28.45%
Class A           25.31%   21.33%
Class M           26.74%   26.59%
S&P500 Index 28.06% 28.58% Investor Class ($22,154 at 12/31/98) Class A ($20,831
at 12/31/98)  Class M ($21,611 at 12/31/98)  S&P500 Index  ($22,354 at 12/31/98)
The Standard & Poor's 500 Composite Stock Price Index ("S&P500") consists of 500 widely held, publicly traded common stocks. The S&P500 Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.
 * Investor Class - October 2, 1995. Class A and Class M - June 30, 1998. ** Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 1998.
         Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge for each class.

Transamerica Premier funds 1998 annual report        Page     12

Transamerica Premier Index Fund
Schedule of Investments - December 31, 1998                   Market
         Shares   Value
                  Market
         Shares   Value Common Stocks - 89.8%
Advertising - 0.1%
Omnicom Group, Inc.        532       $      30,856
Aerospace & Defense - 1.1%
Boeing Company    3,292    107,401
Computer Sciences Corporation       447     28,804
General Dynamics Corporation        420     24,623
Lockheed Martin Corporation         648     54,918
Northrop Grumman Corporation        186     13,601
Raytheon Company, Class B  866      46,115
TRW, Inc.         427      23,992
United Technologies Corporation     775     84,281
                           383,735
Agricultural Biotechnology - 0.1%
Pioneer Hi-Bred International, Inc. 815     22,005
Agricultural Machinery - 0.1%
Deere & Company   840      27,825
Air Travel - 0.3%
AMR Corporation (a)        552      32,775
Delta Air Lines, Inc.      456      23,712
Southwest Airlines Company 1,074    24,098
US Airways Group, Inc. (a) 244      12,688
                           93,273
Aluminum - 0.2%
Alcan Aluminum Ltd.        738      19,972
Aluminum Company of America         579     43,172
Reynolds Metals Company    221      11,644
                           74,788
Apparel & Textiles - 0.2%
Fruit of the Loom, Inc. (a)         242     3,342
Liz Claiborne, Inc.        233      7,354
Nike, Inc.        944      38,291
Reebok International Ltd. (a)       185     2,752
Russell Corporation        130      2,641
Springs Industries, Inc.   68       2,818
VF Corporation    424      19,875
                           77,073
Auto Parts - 0.2%
Dana Corporation  520      21,255
Eaton Corporation 245      17,318
Genuine Parts Company      596      19,929
                           58,502
Automobiles - 1.1%
Ford Motor Company         3,763    220,841
General Motors Corporation 2,370    169,603
PACCAR, Inc.      265      10,898
                           401,342
Banking - 5.1%
Banc One Corporation       3,601    183,876
Bank of New York Company, Inc.      2,564   103,201
BankAmerica Corporation    5,924    356,180
BankBoston Corporation     961      37,419
Bankers Trust New York Corporation  266       $      22,726
BB&T Corporation  827      33,338
Comerica, Inc.    545               37,162
Fifth Third Bancorp        787      56,123
First Union Corporation    3,040    184,870
Fleet Financial Group, Inc.         1,774   79,276
Huntington Bancshares, Inc.         553     16,625
J.P. Morgan & Company, Inc.         604     63,458
KeyCorp  1,502    48,064
MBNA Corporation  2,470    61,596
Mellon Bank Corporation    867      59,606
Mercantile Bancorporation, Inc.     433     19,972
National City Corporation  1,013    73,442
Northern Trust Corporation 370      32,306
PNC Bank Corporation       1,076    58,239
Providian Financial Corporation     458     34,313
Republic New York Corporation       367     16,721
Summit Bancorp    592      25,863
SunTrust Banks, Inc.       1,028    78,642
Synovus Financial Corporation       738     17,989
US Bancorp        2,494    88,537
Wachovia Corporation       656      57,359
                           1,846,903
Biological Products - 0.0%
Millipore Corporation      146      4,152
Broadcasting - 0.5%
Clear Channel Communications, Inc. (a)      609      33,191
Comcast Corporation        1,016    59,626
Viacom, Inc. (a)  1,183    87,542
                           180,359
Building Construction - 0.1%
Centex Corporation         197      8,877
Fluor Corporation 280      11,918
Kaufman & Broad Home Corporation    123     3,536
Pulte Corporation 158      4,394
                           28,725
Business Services - 1.2%
Automatic Data Processing, Inc.     974     78,103
Deluxe Corporation         276      10,091
Ecolab, Inc.      430      15,561
Electronic Data Systems Corporation 1,618   81,305
First Data Corporation     1,465    46,422
H & R Block, Inc. 348      15,660
Humana, Inc. (a)  547      9,743
Interpublic Group Companies, Inc.   405     32,299
Laidlaw, Inc.     1,019    10,254
Paychex, Inc.     533      27,416
R.R. Donnelley & Sons Company       480     21,030
Service Corporation International   802     30,526
Solectron Corporation (a)  400      37,175
The Dun & Bradstreet Corporation    566     17,864
                           433,449

Chemicals - 1.5%
Air Products and Chemicals, Inc.    747      $       29,880
B.F. Goodrich Company      186      6,673
Dow Chemical Company       797      72,477
E.I. du Pont de Nemours and Company 3,686   195,588
Eastman Chemical Company   269      12,038
FMC Corporation (a)        128              7,168
Great Lakes Chemical Corporation    210     8,400
Hercules, Inc.    334      9,143
Mallinckrodt, Inc.         236      7,272
Monsanto Company  1,937    92,007
Morton International, Inc. 465      11,393
Nalco Chemical Company     219      6,789
Octel Corporation (a)      38       527
PPG Industries, Inc.       607      35,358
Praxair, Inc.     490      17,273
Rohm & Haas Company        626      18,858
Sigma-Aldrich Corporation  337      9,899
Union Carbide Corporation  436      18,530
W.R. Grace & Company (a)   269      4,220
                           563,493
Communication Services - 3.3%
America Online, Inc.       1,525    244,000
Lucent Technologies, Inc.  3,160    347,600
MediaOne Group, Inc.       1,811    85,117
Northern Telecom Ltd.      2,092    104,861
SBC Communications, Inc.   6,406    343,522
Tele-Communications, Inc. (a)       1,471   81,365
                           1,206,465
Computers & Business Equipment - 6.8%
3Com Corporation (a)       871      39,032
Apple Computer, Inc. (a)   416      17,030
Cabletron Systems, Inc. (a)         494     4,137
Ceridian Corporation (a)   232      16,197
Cisco Systems, Inc. (a)    4,842    449,398
Compaq Computer Corporation         5,064   212,371
Data General Corporation (a)        133     2,186
Dell Computer Corporation (a)       4,819   352,691
EMC Corporation (a)        1,527    129,795
Gateway 2000, Inc. (a)     433      22,164
Hewlett-Packard Company    3,367    230,008
International Business Machines Corporation 3,417    631,291
Pitney Bowes, Inc.         952      62,891
Seagate Technology, Inc. (a)        753     22,778
Sun Microsystems, Inc. (a) 1,216    104,120
Tandy Corporation 385      15,857
Unisys Corporation (a)     648      22,316
Xerox Corporation 1,072    126,496
                           2,460,758
Conglomerates - 1.5%
Aeroquip-Vickers, Inc.     88       2,635
AlliedSignal, Inc.         1,849    81,934
CBS Corporation   2,096    68,644
Cendant Corporation (a)    2,546       $    48,533
Gillette Company  3,591    173,490
Harcourt General, Inc.     232      12,339
Minnesota Mining & Manufacturing Company    1,358    96,588
Tenneco, Inc.     572      19,484
Textron, Inc.     542      41,158
                           544,805
Construction & Mining Equipment - 0.3%
Case Corporation  233               5,082
Caterpillar, Inc. 1,265    58,190
Dover Corporation 740      27,102
Foster Wheeler Corporation 136      1,794
Harnischfeger Industries, Inc.      154     1,569
                           93,737
Construction Materials - 0.2%
Armstrong World Industries, Inc.    132     7,961
Masco Corporation 1,067    30,677
Owens Corning     165      5,847
Sherwin-Williams Company   568      16,685
                           61,170
Consumer Products - 0.0%
American Greetings Corporation      239     9,814
Containers & Glass - 0.1%
Ball Corporation  92       4,209
Bemis Company, Inc.        167      6,335
Crown Cork & Seal Company, Inc.     421     12,972
Owens-Illinois, Inc. (a)   483      14,792
Temple-Inland, Inc.        192      11,388
                           49,696
Containers & Packaging - 0.0%
Sealed Air Corporation (a) 289      14,757
Cosmetics & Toiletries - 0.2%
Alberto-Culver Company     193      5,151
Avon Products, Inc.        878      38,851
International Flavors & Fragances, Inc.     362      15,996
                           59,998
Drugs & Health Care - 10.7%
Abbott Laboratories        5,124    251,076
Allergan, Inc.    214      13,856
Alza Corporation  279      14,578
American Home Products Corporation  4,214   237,301
Amgen, Inc. (a)   873      91,283
Bausch & Lomb, Inc.        195      11,700
Baxter International, Inc. 913      58,717
Becton, Dickinson & Company         819     34,961
Biomet, Inc.      371      14,933
Bristol-Myers Squibb Company        3,297   441,180
C.R. Bard, Inc.   196      9,702
Cardinal Health, Inc.      558      42,338
Columbia / HCA Healthcare Corporation       2,173    53,782
Eli Lilly & Company        3,636    323,149
Guidant Corporation        481      53,030
HCR Manor Care, Inc. (a)   355      10,428
HEALTHSOUTH Corporation (a)         1,153     $      17,799
Johnson & Johnson 4,395    368,631
Medtronic, Inc.   1,539    114,271
Merck & Company, Inc.      3,989    589,125
Pfizer, Inc.      4,233    530,977
Pharmacia & Upjohn, Inc.   1,665    94,281
Schering-Plough Corporation         4,819   266,250
St. Jude Medical, Inc. (a) 267      7,393
Tenet Healthcare Corporation (a)    966     25,357
United Healthcare Corporation       607              26,139
Warner-Lambert Company     2,677    201,277
                           3,903,514
Electric Utilities - 2.2%
AES Corporation (a)        552      26,151
Ameren Corporation         447      19,081
American Electric Power Company     626     29,461
Baltimore Gas & Electric Company    491     15,160
Carolina Power & Light Company      504     23,720
Central & South West Corporation    698     19,151
CINergy Corporation        516      17,738
Consolidated Edison Company of New York, Inc.        781      41,295
Dominion Resources, Inc.   607      28,377
DTE Energy Company         485      20,794
Duke Energy Corporation    1,179    75,530
Edison International       1,356    37,799
Entergy Corporation        772      24,029
FirstEnergy Corporation    580      18,886
FPL Group, Inc.   599      36,913
GPU, Inc.         405      17,896
Houston Industries, Inc.   1,091    35,048
New Century Energies, Inc. 395      19,256
Niagara Mohawk Power Corporation (a)        522      8,417
Northern States Power Company       467     12,959
P P & L Resources, Inc.    328      9,145
Pacificorp        961      20,241
PECO Energy Company        729      30,345
PG & E Corporation         1,330    41,895
Public Service Enterprise Group, Inc.       791      31,640
Southern Company  2,242    65,158
Texas Utilities Company    832      38,844
Unicom Corporation         713      27,495
                           792,424
Electrical Equipment - 3.6%
Boston Scientific Corporation (a)   1,226   32,872
Cooper Industries, Inc.    368      17,549
Emerson Electric Company   1,465    88,632
General Electric Company   10,864   1,108,807
Johnson Controls, Inc.     277      16,343
National Service Industries, Inc.   152     5,776
Raychem Corporation        290      9,371
W.W. Grainger, Inc.        324      13,487
                           1,292,837

Electronics - 3.3%
Advanced Micro Devices, Inc. (a)    460       $      13,311
AMP, Inc.         653      33,997
Andrew Corporation (a)     292      4,818
Applied Materials, Inc. (a)         1,197   51,097
EG & G, Inc.      152      4,228
Harris Corporation         268      9,816
Honeywell, Inc.   423      31,857
Intel Corporation 5,430    643,794
KLA Tencor Corporation (a) 276      11,971
LSI Logic Corporation (a)  441      7,111
Micron Technology, Inc. (a)         697     35,242
Motorola, Inc.    1,950             119,072
National Semiconductor Corporation (a)      467      6,305
Perkin-Elmer Corporation   144      14,049
Rockwell International Corporation  695     33,751
Scientific-Atlanta, Inc.   245      5,589
Silicon Graphics, Inc. (a) 599      7,712
Tektronix, Inc.   159      4,780
Tellabs, Inc. (a) 605      41,480
Texas Instruments, Inc.    1,262    107,980
Thomas & Betts Corporation 169      7,320
                           1,195,280
Financial Services - 6.0%
American Express Company   1,564    159,919
Associates First Capital Corporation        2,182    92,462
Capital One Financial Corporation   207     23,805
Charles Schwab Corporation 1,408    79,112
Chase Manhattan Corporation         2,849   193,910
Citigroup, Inc.   7,176    355,212
Countrywide Credit Industries, Inc. 349     17,515
Equifax, Inc.     484      16,547
Federal Home Loan Mortgage Corporation      2,317    149,302
Federal National Mortgage Association       3,514    260,036
Firstar Corporation        750      69,938
Franklin Resources, Inc.   809      25,888
Household International, Inc.       1,554   61,577
Lehman Brothers Holdings, Inc.      345     15,202
Merrill Lynch & Company, Inc.       1,138   75,961
Morgan Stanley Dean Witter & Co.    2,465   175,015
Regions Financial Corporation       690     27,816
SLM Holding Corporation    552      26,496
State Street Corporation   555      38,607
The Bear Stearns Companies, Inc.    395     14,763
Union Planters Corporation 414      18,759
Washington Mutual, Inc.    1,600    61,100
Wells Fargo Company        5,423    216,581
                           2,175,523
Food & Beverages - 4.4%
Archer-Daniels-Midland Company      1,966   33,791
Bestfoods         949      50,534
Campbell Soup Company      1,557    85,635
Coca Cola Enterprises, Inc.         1,342   47,976
Coca-Cola Company 8,191    547,773
ConAgra, Inc.     1,598      $      50,337
General Mills, Inc.        522      40,586
H.J. Heinz Company         1,200    67,950
Hershey Foods Corporation  508      31,591
Kellogg Company   1,380    47,092
PepsiCo, Inc.     5,057    207,021
Quaker Oats Company        442      26,299
Ralston-Ralston Purina Group        1,040   33,670
Sara Lee Corporation       3,142    88,565
Sysco Corporation 1,159    31,800
Unilever NV and PLC        2,103    174,418
Wm. Wrigley Jr. Company    377      33,765
                           1,598,803
Gas & Pipeline Utilities - 0.5%
Coastal Corporation        700              24,456
Columbia Gas System, Inc.  275      15,881
Consolidated Natural Gas Company    304     16,416
Eastern Enterprises        68       2,975
Enron Corporation 951      54,266
NICOR, Inc.       159      6,718
ONEOK, Inc.       86       3,107
People's Energy Corporation         122     4,865
Sonat, Inc.       304      8,227
The Williams Companies, Inc.        1,365   42,571
                           179,482
Gas Exploration and Distribution - 0.2%
Anadarko Petroleum Corporation      375     11,578
Apache Corporation         296      7,493
Burlington Resources, Inc. 582      20,843
Occidental Petroleum Corporation    1,089   18,377
Oryx Energy Company (a)    350      4,703
Union Pacific Resources Group, Inc. 770     6,978
                           69,972
Gold & Mining - 0.2%
Barrick Gold Corporation   1,200    23,400
Battle Mountain Gold Company        719     2,966
Cyprus Amax Minerals Company        301     3,010
Freeport-McMoRan Copper & Gold, Inc.        641      6,690
Homestake Mining Company   554      5,090
Newmont Mining Corporation 522      9,429
Phelps Dodge Corporation   218      11,091
Placer Dome, Inc. 790      9,085
                           70,761
Hotels & Restaurants - 0.7%
Darden Restaurants, Inc.   493      8,874
Hilton Hotels Corporation  819      15,663
Marriott International, Inc.        819     23,751
McDonald's Corporation     2,270    173,939
Mirage Resorts, Inc. (a)   552      8,246
Tricon Global Restaurants, Inc. (a) 511     25,614
Wendy's International, Inc.         415     9,052
                           265,139

Household Appliances & Products - 1.9%
Black & Decker Corporation 293        $     16,426
Clorox Company    345      40,300
Colgate-Palmolive Company  959      89,067
Corning, Inc.     765      34,425
Maytag Corporation         328      20,418
Newell Company    519      21,409
Procter & Gamble Company   4,475    408,623
Rubbermaid, Inc.  509      16,002
Snap-On, Inc.     205      7,137
The Stanley Works 293      8,131
Tupperware Corporation     206      3,386
Whirlpool Corporation      237      13,124
                           678,448
Industrial Machinery - 0.7%
Briggs & Stratton Corporation       85               4,239
Crane Company     220      6,641
Cummins Engine Company, Inc.        133              4,721
Illinois Tool Works, Inc.  793      45,994
Ingersoll-Rand Company     548      25,722
ITT Industries, Inc.       384      15,264
Milacron, Inc.    126      2,426
NACCO Industries, Inc.     21       1,932
Pall Corporation  403      10,201
Parker Hannifin Corporation         365     11,954
Thermo Electron Corporation (a)     502     8,503
Timken Company    209      3,945 Tyco International Ltd.      1,592    120,096
                           261,638
Insurance - 3.0%
Aetna Life & Casualty Company       497     39,077
Allstate Corporation       2,882    111,317
American General Corporation        797     62,166
American International Group, Inc.  3,490   337,221
Aon Corporation   543      30,069
Chubb Corporation 577      37,433
CIGNA Corporation 739      57,134
Cincinnati Financial Corporation    542     19,851
Conseco, Inc.     753      23,013
Hartford Financial Services Group, Inc.     785      43,077
Jefferson-Pilot Corporation         353     26,475
Lincoln National Corporation        346     28,307
Loews Corporation 378      37,138
Marsh & McLennan Companies, Inc.    792     46,282
MBIA, Inc.        311      20,390
MGIC Investment Corporation         413     16,443
Progressive Corporation Ohio        232     39,295
Provident Companies, Inc.  414      17,181
Safeco Corporation         420      18,034
St. Paul Companies, Inc.   771      26,792
Torchmark Corporation      460      16,244
UNUM Corporation  461      26,911
                           1,079,850

Investment Companies - 0.6%
Standard and Poor's Depository Receipts     1,745        $    214,635
Leisure & Entertainment - 0.9%
Brunswick Corporation      331      8,192
Carnival Corporation       1,900    91,200
Harrah's Entertainment, Inc. (a)    344     5,396
King World Productions, Inc. (a)    237     6,977
The Walt Disney Company    6,696    200,880
                           312,645
Liquor - 0.5%
Adolph Coors Company       130      7,337
Anheuser-Busch Companies, Inc.      1,640   107,625
Brown-Forman Corporation   225      17,030
The Seagram Company Ltd.   1,348    51,224
                           183,216
Manufacturing - 0.1%
Danaher Corporation        414      22,485
Mobile Homes - 0.0%
Fleetwood Enterprises, Inc.         73               2,537
MultiMedia - 0.6%
Time Warner, Inc. 3,248    201,579
Newspapers - 0.4%
Dow Jones & Company, Inc.  310      14,919
Gannett Company, Inc.      931      60,050
Knight-Ridder, Inc.        307      15,695
New York Times Company     639      22,165
Times Mirror Company       327      18,312
Tribune Company   419      27,654
                           158,795
Non-Ferrous Metals - 0.0%
Asarco, Inc.      142      2,139
Engelhard Corporation      483      9,419
Inco Ltd.         587      6,200
                           17,758
Office Furnishings & Supplies - 0.1%
Avery Dennison Corporation 351      15,817
Ikon Office Solutions, Inc.         429     3,673
Moore Corporation Ltd.     307      3,377
                           22,867
Oil - 4.5%
Amerada Hess Corporation   302      15,025
Ashland, Inc.     221      10,691
Atlantic Richfield Company 1,066    69,556
Chevron Corporation        2,156    178,813
Exxon Corporation 8,140    595,237
Kerr-McGee Corporation     159      6,082
Mobil Corporation 2,579    224,695
Phillips Petroleum Company 866      36,913
Royal Dutch Petroleum Company       7,050   337,519
Sempra Energy     815      20,681
Sunoco, Inc.      257      9,268
Texaco, Inc.      1,772      $      93,694
Unocal Corporation         811      23,671
USX-Marathon Group         964      29,041
                           1,650,886
Paper & Forest Products - 0.8%
Boise Cascade Corporation  175      5,425
Champion International Corporation  309     12,514
Fort James Corporation     398      15,920
Georgia-Pacific Corporation         299     17,510
International Paper Company         988     44,275
Kimberly-Clark Corporation 1,830    99,735
Louisiana-Pacific Corporation       359     6,574
Mead Corporation  353      10,347
Potlatch Corporation       90       3,319
Union Camp Corporation     227      15,322
Westvaco Corporation       341      9,143
Weyerhaeuser Company       658      33,435
Willamette Industries, Inc.         363     12,161
                           285,680
Petroleum Services - 0.4%
Baker Hughes, Inc.         985              17,422
Halliburton Company        1,392            41,238
Helmerich & Payne, Inc.    158      3,061
McDermott International, Inc.       190     4,691
Rowan Companies, Inc. (a)  282      2,820
Schlumberger Ltd. 1,761    81,226
                           150,458
Photography - 0.2%
Eastman Kodak Company      1,103    79,416
Polaroid Corporation       147      2,747
                           82,163
Pollution Control - 0.3%
Browning-Ferris Industries, Inc.    669     19,025
Waste Management, Inc.     1,869    87,156
                           106,181
Publishing - 0.1%
Jostens, Inc.     131      3,430
McGraw-Hill Companies, Inc.         339     34,536
Meredith Corporation       171      6,477
                           44,443
Railroads & Equipment - 0.3%
Burlington Northern Santa Fe        1,467   49,511
CSX Corporation   709      29,424
Union Pacific Corporation  750      33,797
                           112,732
Retail - 5.0%
AutoZone, Inc. (a)         484      15,942
Circuit City Stores-Circuit City Group      332      16,579
Consolidated Stores Corporation (a) 345     6,965
Costco Companies, Inc. (a) 680      49,087
CVS Corporation   976      53,680
Dayton Hudson Corporation  1,430      $     77,577
Dillard's, Inc.   370      10,499
Dollar General Corporation 589      13,915
Federated Department Stores, Inc. (a)       687      29,927
Fred Meyer, Inc. (a)       533      32,113
Gap, Inc.         2,053    115,481
Home Depot, Inc.  4,771    291,926
J.C. Penney Company, Inc.  775      36,328
Kmart Corporation (a)      1,551    23,750
Kohl's Corporation (a)     533      32,746
Limited, Inc.     190      5,534
Longs Drug Stores Corporation       135     5,062
Lowe's Companies, Inc.     1,108    56,716
May Department Stores Company       783     47,274
Nordstrom, Inc.   523      18,142
Pep Boys-Manny, Moe & Jack 206      3,232
Rite-Aid Corporation       712      35,288
Sears, Roebuck & Company   1,291    54,867
Staples, Inc. (a) 966      42,202
SUPERVALU, Inc.   409      11,452
TJX Companies, Inc.        986      28,594
Toys "R" Us, Inc. (a)      906              15,289
Wal-Mart Stores, Inc.      7,481    609,234
Walgreen Company  1,633    95,633
                           1,835,034
Retail Grocery - 0.7%
Albertson's, Inc. 821               52,287
American Stores Company    940      34,721
Great Atlantic & Pacific Tea Company, Inc.  131      3,881
Kroger Company (a)         835      50,518
Safeway, Inc. (a) 1,518    92,503
Winn-Dixie Stores, Inc.    500      22,438
                           256,348
Savings & Loan - 0.0%
Golden West Financial Corporation   199     18,246
Software - 4.4%
Adobe Systems, Inc.        228      10,659
Ascend Communications, Inc. (a)     690     45,367
Autodesk, Inc.    152      6,489
BMC Software, Inc. (a)     671      29,901
Computer Associates International, Inc.     1,798    76,640
Compuware Corporation (a)  600      46,875
HBO & Company     1,509    43,289
IMS Health, Inc.  661      49,864
Microsoft Corporation (a)  7,918    1,098,128
Novell, Inc. (a)  1,176    21,315
Oracle Corporation (a)     3,215    138,647
Parametric Technology Corporation (a)       882      14,333
PeopleSoft, Inc. (a)       690      13,067
Shared Medical Systems Corporation  77      3,840
                           1,598,414
Steel - 0.1%
Allegheny Teldyne, Inc.    600      12,263
Bethlehem Steel Corporation (a)     387     3,241
Nucor Corporation 289       $       12,499
USX-US Steel Group         281      6,463
Worthington Industries, Inc.        302     3,775
                           38,241
Telecommunications - 6.4%
AirTouch Communications, Inc. (a)   1,855   133,792
Alltel Corporation         884      52,874
Ameritech Corporation      3,630    230,051
AT&T Corporation  5,933    446,458
Bell Atlantic Corporation  5,148    272,844
BellSouth Corporation      6,534    325,883
Frontier Corporation       515      17,510
GTE Corporation   3,174    206,310
MCI WorldCom, Inc. (a)     5,278    378,697
Nextel Communications, Inc. (a)     847     20,010
Sprint Corporation (Fon Group)      1,457   122,570
Sprint Corporation (PCS Group) (a)  1,399   32,352
US West, Inc.     1,620    104,693
                           2,344,044
Telecommunications Equipment - 0.0%
General Instrument Corporation (a)  538              18,258
Tires & Rubber - 0.1%
Cooper Tire & Rubber Company        274              5,600
Goodyear Tire & Rubber Company      507     25,572
                           31,172
Tobacco - 1.4%
Fortune Brands, Inc.       583              18,437
Philip Morris Companies, Inc.       8,097   433,189
RJR Nabisco Holdings Corp. 1,085    32,211
UST, Inc.         612      21,344
                           505,181
Toys & Amusements - 0.1%
Hasbro, Inc.      431      15,570
Mattel, Inc.      933      21,284
                           36,854
Transportation - 0.1%
Norfolk Southern Corporation        1,256   39,799
Trucking & Freight Forwarding - 0.1%
FDX Corporation (a)        484      43,076
Navistar International Corporation (a)      235      6,697
Ryder System, Inc.         247      6,422
                           56,195
Total Common Stocks
(cost $23,324,443)                  32,638,197

U.S. GOVERNMENT AGENCY SECURITY - 0.7%
United States Treasury Bill
(cost $247,699)*  4.360%   03/18/99 $   250,000      $        247,699
repurchase agreement - 9.9%
State Street Bank & Trust Company, 4.00%, due 01/04/99, (collateralized by $3,480,000 par value U.S. Treasury Note, 6.375%, due 03/31/01, with a value of
         $3,663,309, cost $3,587,000)       3,587,000         3,587,000
Total Investments - 100.4%
(cost $27,159,142)**                36,472,896
Liabilities in Excess of Other Assets - (0.4)%                (127,906)
Net Assets - 100.0%                 $       36,344,990

         (a)      Non-income producing security
         * $247,699 market value of securities has been pledged as collateral for initial margin for futures contracts.
         ** Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $9,652,675 and $513,504, respectively. Net unrealized appreciation for tax purposes is $9,139,171.


         12       S&P500    $3,736,500      $124,250
                  March 1999 (Long)

See notes to financial statements   Page    13
      Transamerica Premier Funds 1998 Annual Report

1998 Annual ReportTransamerica Premier index Fund (concluded)

See notes to financial statements

Page     19       Transamerica Premier Funds 1998 Annual Report


Transamerica Premier Balanced Fund
Portfolio Manager: Gary U. Rolle

Fund Performance
The Transamerica Premier Balanced Fund returned a record 29.30% for the year ended December 31, 1998, in comparison to the benchmark index (50% S&P 500 Index/50% Lehman Brothers Government/ Corporate Bond Index) return of 19.44% for the same period. For the one-year period ended December 31, 1998, the Fund ranked sixth among the 409 balanced funds as tracked by Lipper Analytical Services, Inc. Since the Fund's inception on October 2, 1995, it has achieved an annualized total return of 24.97% relative to the benchmark index return of 18.13%.

Portfolio Managers Comments
The Balanced Fund had an exceptionally good year. The Fund not only outperformed the fixed income markets; it also outperformed the S&P500 Index for the third consecutive year, and since inception. This unusual accomplishment for a balanced fund occurred due to superior performing assets in both the stock and bond components of the portfolio. We actively manage the asset allocation of the Fund's holdings, and this year, changed our portfolio mix in July from 70% equities to slightly under 50% equities.

The portfolio benefited from an increased bond allocation, as stocks declined sharply for approximately the duration of the third quarter. We purchased high yielding, high quality corporate bonds which also presented the probability of credit upgrades. In the fourth quarter, the Fund reversed its positions and returned to a portfolio more heavily weighted in stocks. We effected this shift just prior to the equity market's surge to new highs in November. Dell, Intel, Microsoft, Cisco Systems, Fred Meyer and Charles Schwab were among the portfolio's top performers at year's end.

Portfolio Asset Mix
[pie chart]



Going Forward
In the coming months, the Fund will hold a portfolio weighted at approximately 60%-70% stocks and 30%-40% bonds. Stocks we hold represent companies that have shown higher than expected earnings growth. Such growth derives from the ability of these companies to benefit from some or all of these factors: low inflation, high investment in technology and/or rapid growth in the financial industry. The Fund invests almost exclusively in companies that are market leaders in their industry group. Typically, these companies have strong cash flow and a quality balance sheet.

The Fund will continue to pursue its objective by identifying and investing in companies that meet our stringent selection criteria. Going forward, we anticipate long-term interest rates to decline further, which will effectively increase the valuations of high quality corporate bonds, such as those held in the Transamerica Premier Balanced Fund portfolio.

Thank you for your continued interest in the Transamerica Premier Balanced Fund.

Comparison of change in value of a $10,000 investment in Transamerica Premier Balanced Fund with 50% lehman brothers government/corporate bond index and 50% S&P500 index**

[mountain chart]

Total Returns     Annualized
         As of December 31, 1998    Since Inception* One Year
Investor Class    24.97%   29.30%
Class A           22.70%   22.45%
Class M           24.03%   27.56%
50% Lehman Brothers Government/
Corporate Bond Index
50% S&P500 Index 18.13%  19.44%  Investor  Class  ($20,643 at 12/31/98)  Class A
($19,449  at  12/31/98)  Class M  ($20,147  at  12/31/98)  50%  Lehman  Brothers
Government/Corporate Bond Index 50% S&P500 Index ($17,190 at 12/31/98) The Standard & Poor's 500 Composite Stock Price Index ("S&P500") consists of 500 widely held, publicly traded common stocks. The Lehman Brothers Government/Corporate Bond Index is a broad-based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. These indexes do not reflect any commissions or fees which would be incurred by an investor purchasing the securities represented by each index.
 * Investor Class - October 2, 1995. Class A and Class M - June 30, 1998. ** Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 1998.
         Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge for each class.

Transamerica Premier funds 1998 annual report

Page     20 Transamerica Premier Balanced Fund
Schedule of Investments - December 31, 1998

Market
         Shares   Value
         Shares or         Market
         Principal Amount  Value

COMMON STOCKS - 58.6%
Banking - 1.2%
Fifth Third Bancorp        10,000     $     713,125
Chemicals - 2.5%
Minerals Technologies, Inc.         20,000  818,750
Monsanto Company  15,000   712,500
                           1,531,250
Commercial Services - 2.2%
Sodexho Marriott Services, Inc.     50,000  1,384,375
Computers & Business Equipment - 8.3%
Cisco Systems, Inc. (a)    15,750   1,461,797
Dell Computer Corporation (a)       50,000  3,659,375
                           5,121,172
Conglomerates - 1.4%
Gillette Company  18,000   869,625
Diversified Operations - 2.0%
Berkshire Hathaway, Inc. (a)        525     1,233,750
Drugs & Health Care - 4.2%
McKesson Corporation       15,000   1,185,937
Merck & Company, Inc.      5,000    738,438
Pfizer, Inc.      5,500    689,906
                           2,614,281
Electronics - 6.6%
Applied Materials, Inc. (a)         26,000  1,109,875
Intel Corporation 13,000   1,541,312
Level One Communications, Inc. (a)  40,000  1,420,000
                           4,071,187
Financial Services - 6.0%
Charles Schwab Corporation 30,750   1,727,766
Franklin Resources, Inc.   30,000   960,000
Merrill Lynch & Company, Inc.       15,000  1,001,250
                           3,689,016
Hotels & Restaurants - 1.7%
Crestline Capital Corporation (a)   2,000   29,250
Host Marriott Corporation (a)       20,000  276,250
McDonald's Corporation     10,000   766,250
                           1,071,750
Human Resources - 1.8%
Robert Half International, Inc. (a) 25,000  1,117,188
Insurance - 2.3%
American International Group, Inc.  15,000  1,449,375
Leisure & Entertainment - 1.1%
Pixar, Inc. (a)   20,000   700,000
Publishing - 0.8%
McGraw-Hill Companies, Inc.         5,000   509,375
Retail - 5.1%
Fred Meyer, Inc. (a)       52,500   3,163,125
Retail Grocery - 2.0%
Safeway, Inc. (a) 20,000   1,218,750

Software - 6.6%
HBO & Company     20,000     $      573,750
IMS Health, Inc.  10,000   754,375
Microsoft Corporation (a)  16,000   2,219,000
SAP AG ADR (b)    15,000   540,937
                                    4,088,062
Transportation - 2.8%
Kansas City Southern Industries, Inc.       35,000   1,721,563
Total Common Stocks
(cost $21,208,051)                  36,266,969
preferred stock - 2.0%
Monsanto Company
(cost $1,000,000)                   25,000  1,225,000
corporate bonds - 24.0%
Advertising - 0.9%
Valassis Communications, Inc.
         9.550%   12/01/03 $   500,000      573,625
Broadcasting - 0.9%
Viacom, Inc.
         7.750%   06/01/05 500,000  542,415
Electric Utilities - 5.6%
Cleveland Electric Illuminating Company
         7.430%   11/01/09 500,000  514,155
         7.880%   11/01/17 500,000  516,760
Commonwealth Edison Company
         7.000%   07/01/05 300,000  319,617
Niagara Mohawk Power Corporation
         7.625%   10/01/05 1,000,000        1,053,390
Pennsylvania Power & Light Company
         8.500%   05/01/22 500,000  547,930
Western Massachusetts Electric Company
         6.875%   01/01/00 500,000  502,245
                                    3,454,097
Finance & Banking - 3.1%
General Motors Acceptance Corporation
         7.375%   05/28/99 300,000  302,523
Key Bank, N.A.
         7.125%   08/15/06 500,000  539,400
Mellon Bank Corporation
         7.000%   03/15/06 300,000  322,227
Sears Roebuck Acceptance Corporation
         7.260%   04/21/03 500,000  529,815
The Money Store, Inc.
         8.375%   04/15/04 200,000  224,698
                                    1,918,663
Financial Services - 1.7%
Chase Manhattan Corporation
         7.125% 03/01/05 500,000 534,280 Merrill Lynch & Company, Inc.
         6.640%   09/19/02 500,000  517,845
                                    1,052,125

Gas & Pipeline Utilities - 1.3%
KN Energy, Inc.
         6.650%   03/01/05 $500,000  $      505,215
The Williams Companies, Inc.
         7.500%   09/15/99 300,000  303,450
                                    808,665
Gas Exploration and Distribution - 2.1%
Gulf Canada Resources Ltd.
         8.250%   03/15/17 390,000          356,144
Occidental Petroleum Corporation
         6.500%   04/01/05 500,000  489,555
Triton Energy Ltd.
         9.250%   04/15/05 500,000  463,540
                                    1,309,239
Hotels & Restaurants - 0.5%
Mirage Resorts, Inc.
         6.750% 02/01/08  300,000 289,179 Leisure & Entertainment - 1.7% Premier
Parks, Inc.
         9.750%   01/15/07 975,000  1,033,500
Multimedia - 1.0%
Time Warner, Inc.
         9.125%   01/15/13 500,000  632,980
Retail - 1.0%
Dayton Hudson Corporation
         6.400%   02/15/03 300,000  308,865
Shoppers Food Warehouse Corporation
         9.750%   06/15/04 275,000  298,375
                                    607,240
Retail Grocery - 1.6%
Stater Brothers Holdings, Inc.
         9.000%   07/01/04 1,000,000        970,000
Telecommunications - 0.8%
MCI Communications Corporation
         6.125%   04/15/02 500,000  507,610
Transportation - 1.8%
Norfolk Southern Corporation
         9.000%   03/01/21 500,000  646,355
Union Pacific Corporation
         6.400%   02/01/06 500,000  505,035
                                    1,151,390
Total Corporate Bonds
(cost $14,651,677)                                   14,850,728

U.S. GOVERNMENT SECURITies - 7.8%
U.S. Treasury Bond
         6.375%   08/15/27 $1,200,000       $        1,379,244
U.S. Treasury Notes
         6.375%   08/15/02 400,000          421,936
         5.875%   11/15/05 1,370,000                 1,461,406
         5.625%   05/15/08 1,500,000                 1,600,545
Total U.S. Government Securities
(cost $4,630,233)                           4,863,131
repurchase agreement - 5.8%
State Street Bank and Trust Company,
                  4.00%, due 01/04/99, (collateralized by
         $3,490,000 par value U.S. Treasury Note,
         6.375%, due 03/31/01, with a value of
         $3,673,836, cost $3,601,000)                3,601,000         3,601,000
Total Investments - 98.2%
(cost $45,090,961)*                                  60,806,828
Other Assets Less Liabilities - 1.8%                 1,115,612
Net Assets - 100.0%                                  $        61,922,440

(a) Non-income producing security
(b) ADR - American Depositary Receipts
* Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $16,506,223 and $790,356, respectively. Net unrealized appreciation for tax purposes is $15,715,867.

 See notes to financial statements  Page    21

Transamerica Premier Funds 1998 Annual Report
Transamerica Premier balanced Fund (concluded)
Schedule of Investments - December 31, 1998          Principal         Market
         Amount   Value
         Principal         Market
         Amount   Value

See notes to financial statements Transamerica Premier funds 1998 annual
report Page    22


Transamerica Premier HIGH YIELD BOND Fund

Portfolio Manager: Heather E. Creeden

Fund Performance
The Transamerica Premier High Yield Bond Fund (Investor Class) was launched on June 30, 1998. By year's end, the Fund accomplished its objective of providing high current income and the opportunity for capital appreciation to its investors. In the fourth quarter, the Fund generated a 3.46% total return, compared to fourth quarter results of 2.87% for the Merrill Lynch High Yield Bond Fund Index, the Fund's benchmark for comparison.

Since 1990, Transamerica has managed a high yield bond fund separate account for institutional clients. When adjusted to reflect fees and expenses for the Transamerica Premier High Yield Bond Fund (Investor Class), the Fund performed quite well compared to the benchmark. For the year-ended December 31, 1998, the Transamerica Premier High Yield Bond Fund (Investor Class) had a total return of 5.73%, while the benchmark had a return of 3.66%. Since inception on September 1990, the Fund's annualized return was 13.21%, compared to 12.84% for the benchmark.

Portfolio Manager Comments
In the first half of the year, the high yield bond market moved forward at a record pace, turning in an unusually strong performance. By the third quarter, turmoil overseas generated a liquidity crisis in the bond markets. The Federal Reserve Board intervened by instituting the first of three consecutive reductions in the Federal Funds Rate. These actions restored liquidity and confidence to the U.S. financial markets, and we saw stock and bond markets snap back strongly.

The Transamerica Premier High Yield Bond Fund particularly benefited from its holdings in the rapidly consolidating grocery store industry. Ralph's bought back bonds owned by the Fund at a substantial premium, due to a tender offer. We then purchased bond issued by Fred Meyer, which was acquired by Kroger, a more financially stable company.

We also purchased bonds issued by Valassis, a company that prints and circulates coupons for consumer product companies. Solid industry position, along with reduced costs have led to dramatic improvements in the company's credit ratings. These improvements were recognized by major rating agencies, which in turn, led to an increase in Valassis's bond prices.

Portfolio Asset Mix
[pie chart]




Going Forward
In 1999, we anticipate an increase in the number of companies coming to the high yield market. Currently, corporate defaults account for 3% of corporate bond issuers. This percentage may increase slightly to approximately 3.5%. Having noted this, the Transamerica Premier High Yield Bond Fund will continually strive to meet its objective by conducting extensive research and analysis, and meeting with company management, to ensure that the portfolio holdings meet the strict standards for the Fund.

Thank you for your continued interest in the Transamerica Premier High Yield Bond Fund.

Comparison of change in value of a $10,000 investment in Transamerica Premier high yield bond fund with the merrill lynch high yield master index**

[mountain chart]

         Total Returns     Annualized
         As of December 31, 1998    Since Inception* One Year
Investor Class    13.21%   5.73%
Merrill Lynch High Yield Master Index 12.84% 3.66% Investor Class ($28,136 at 12/31/98) Merrill Lynch High Yield Master Index ($27,358 at 12/31/98) The
Merrill Lynch High Yield Master Index provides a broad-based measure of the performance of the non-investment grade U.S. domestic bond market.
 *       Investor Class - June 30, 1998
** Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 1998.

     Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower.

         The performance of the Transamerica High Yield Bond Fund (Investor Class) prior to June 30, 1998 is the performance of the Transamerica Premier High Yield Bond Fund separate account recalculated to reflect the fees of the new Fund. The separate account was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions that are imposed by the Act. If the separate account had been registered under the 1940 Act, the separate account's performance may have been adversely affected. Page 23

Transamerica Premier Funds 1998 Annual Report

Transamerica Premier high yield bond Fund
Schedule of Investments - December 31, 1998          Principal         Market
         Amount   Value
         Principal         Market
         Amount   Value Corporate Bonds - 88.0%
Advertising - 10.5%
Lamar Advertising Company
         8.625%   09/15/07 $        2,500,000          $2,650,000
Outdoor Systems, Inc.
         9.375%   10/15/06 250,000  270,000
R H Donnelley Corporation
         9.125%   06/01/08 1,000,000        1,047,500
Valassis Communications, Inc.
         9.550%   12/01/03 3,205,000        3,676,936
                                    7,644,436
Air Travel - 1.8%
GPA Holland BV
         9.750%   12/10/01 250,000  263,125
         9.640%   02/06/07 1,000,000        1,050,000
                                    1,313,125
Auto Parts - 1.7%
Lear Corporation
         8.250%   02/01/02 1,250,000        1,250,000
Broadcasting - 10.9%
Ackerly Group, Inc. (c)
         9.000%   01/15/09 500,000  508,125
American Telecasting, Inc. (a) (b)
         0.000%   06/15/04 1,075,790        182,884
         Australis Media Ltd. (a) (b)
         0.000%   05/15/03 8,930    45
Big City Radio, Inc. (b)
         0.000%   03/15/05 1,000,000        660,000
CF Cable TV, Inc.
         11.625%  02/15/05 1,260,000        1,393,623
         9.125%   07/15/07 1,500,000        1,599,525
Chancellor Media Corporation (c)
         9.375%   10/01/04 1,000,000        1,050,000
Citadel Broadcasting Company
         9.250%   11/15/08 500,000  515,000
Sinclair Broadcast Group, Inc.
         8.750%   12/15/07 1,000,000        1,010,000
Young Broadcasting, Inc.
         10.125%  02/15/05 1,000,000        1,047,500
                                    7,966,702
Drugs & Health Care - 1.3%
Integrated Health Services, Inc.
         9.250%   01/15/08 1,000,000        940,000
Food & Beverages - 2.2%
Beatrice Foods, Inc.
         1.000%   11/19/26 494,000  74,100
CFP Holdings, Inc.
         11.625%  01/15/04 1,500,000        1,230,000
Stroh Brewery Company
         11.100%  07/01/06 421,000  303,120
                                    1,607,220

Hotels & Restaurants - 1.4%
John Q. Hammons Hotels, Inc.
         8.875%   02/15/04 $        600,000   $      558,000
Trump Atlantic City Associates
         11.250%  05/01/06 500,000  440,000
                                    998,000
Industrial - 3.2%
Bucyrus International, Inc.
         9.750% 09/15/07 500,000 410,000 Cambridge Industries, Inc.
         10.250%  07/15/07 2,500,000        1,950,000
                                    2,360,000
Leisure & Entertainment - 7.1%
Aztar Corporation
         13.750%  10/01/04 500,000  555,000
Boyd Gaming Corporation
         9.250%   10/01/03 1,270,000        1,320,800
Premier Parks, Inc.
         9.750%   01/15/07 3,100,000        3,286,000
                                    5,161,800
Newspapers - 4.3%
Affiliated Newspapers Investments, Inc. (a) (b)
         0.000%   07/01/06 2,000,000        2,055,000
Garden State Newspapers, Inc.
         12.000%  07/01/04 1,000,000        1,095,000
                                    3,150,000
Oil & Gas Exploration - 5.0%
Forcenergy, Inc.
         8.500%   02/15/07 400,000  290,000
Gulf Canada Resources Ltd.
         9.250%   01/15/04 1,000,000        1,024,680
Nuevo Energy Company
         9.500%   04/15/06 500,000  487,500
Petroleos Mexicanos
         8.850%   09/15/07 500,000  445,000
         9.375% (c)        12/02/08 500,000 493,750
Pride Pete Services, Inc.
         9.375%   05/01/07 1,000,000        910,000
                                    3,650,930
Retail - 9.7%
Fred Meyer, Inc.
         7.450%   03/01/08 3,000,000        3,236,940
Jitney-Jungle Stores of America, Inc.
         12.000%  03/01/06 500,000  555,000
Shoppers Food Warehouse Corporation
         9.750%   06/15/04 3,000,000        3,255,000
                                    7,046,940
Retail Grocery - 9.7%
Pathmark Stores, Inc.
         9.625%   05/01/03 2,750,000        2,667,500
Stater Brothers Holdings, Inc.
         11.000%  03/01/01 3,715,000        3,882,175
         9.000%   07/01/04 500,000  485,000
                                    7,034,675

Steel - 0.5%
Hylsa SA de CV (c)
         9.250%   09/15/07 $        500,000  $       370,000
Telecommunications - 9.8%
Facilicom International, Inc.
         10.500%  01/15/08 500,000  395,000
Intermedia Communications, Inc. (a) (b)
         0.000%   05/15/06 2,000,000        1,560,000
International CableTel, Inc. (a) (b)
         0.000%   04/15/05 1,000,000        910,000
MCI WorldCom, Inc.
         9.375%   01/15/04 35,000   36,263
         8.875%   01/15/06 37,000   40,440
NEXTLINK Communications, Inc.
         9.000%   03/15/08 2,000,000        1,870,000
Rogers Cantel Mobile Communications, Inc.
         9.375%   06/01/08 613,000  646,715
Videotron Group Ltd.
         10.625%  02/15/05 500,000  541,380
WinStar Communications, Inc. (a)
         14.500%  10/15/05 1,000,000        1,110,000
                                    7,109,798
Telecommunications Equipment - 3.6%
L-3 Communications Holdings, Inc.
         10.375%  05/01/07 1,500,000        1,646,250
Paging Network, Inc.
         10.125%  08/01/07 1,000,000        960,000
                                    2,606,250
Telecommunications Services - 4.0%
Metromedia Fiber Network, Inc. (c)
         10.000%  11/15/08 400,000  410,000
Metronet Communications Corp. (a) (b)
         0.000%   11/01/07 2,000,000        1,320,000
         0.000%   06/15/08 2,000,000        1,200,000
                                    2,930,000
Transportation - 1.3%
MTL, Inc. (c)
         10.000%  06/15/06 1,000,000        970,000
Total Corporate Bonds
(cost $66,502,738)                                   64,109,876
common stock - 2.2%
Auto Parts - 0.3%
         Harvard Industries, Inc. (a)                27,466   209,428
Newspapers - 0.3%
         Affiliated Newspapers Investments, Inc. (a)          2,000    220,000
Retail - 1.4%
Fred Meyer, Inc. (a)                        17,222   1,037,626
Telecommunications - 0.2%
         Nextel Communications, Inc. (a)             4,956    117,085
Total Common Stocks
(cost $1,324,148)                           1,584,139

preferred stock - 5.8%
Broadcasting - 0.8%
CSC Holdings, Inc.                                   5,480       $     605,572
Financial Services - 1.5%
Sinclair Capital                    10,000  1,060,000
Leisure & Entertainment - 0.8%
Station Casinos, Inc.                       15,000   596,250
Telecommunications Services - 2.7%
         Global Crossing Ltd. (a)           20,000   1,930,000
Total Preferred Stock
(cost $4,195,172)                           4,191,822
warrants - 0.0%
Broadcasting - 0.0%
American Telecasting, Inc. (a)      5,000   0
Food & Beverages - 0.0%
Stroh Brewery Company (a)  2,516    2,516
Telecommunications - 0.0%
Nextel Communications, Inc. (a)     2,315   0
Total Warrants
(cost $2,516)              2,516
repurchase agreement - 1.2%
State Street Bank and Trust Company, 4.00%,
         due 01/04/99, (collateralized by
         $845,000 par value U.S. Treasury Note,
         6.375%, due 03/31/01, with a value of
         $889,510, cost $867,000)   $867,000867,000
Total Investments - 97.2%
(cost $72,891,574)*                                  70,755,353
Other Assets Less Liabilities - 2.8%                 2,061,428
Net Assets - 100.0%                                  $        72,816,781

(a)      Non-income producing security

(b) Step Bond - coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 1998. Maturity date disclosed is the final maturity date.

(c) Pursuant to Rule 144A under the Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1998, these securities aggregated $6,745,625 or 9.3% of the net assets of the Fund.

Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $1,461,794 and $3,598,015, respectively. Net unrealized depreciation for tax purposes is $2,136,221.

See notes to financial statements

Transamerica Premier funds 1998 annual report        Page     24

Shares or         Market
         Principal Amount  Value
         Shares or         Market
         Principal Amount  Value See notes to financial statements
     Page     25

Transamerica Premier Funds 1998 Annual Report

Transamerica Premier Bond Fund

Portfolio Manager: Matthew W. Kuhns

Fund Performance
The Transamerica Premier Bond Fund (Investor Class) earned a total return of 9.58% for the year ended December 31, 1998. In comparison, the Fund's benchmark, the Lehman Brothers Government/Corporate Index returned 9.47% for the same period. According to Lipper Analytical Services, Inc., the Fund ranked 6th among 99 Funds in the bond category for the year-ended December 31, 1998.


Portfolio Manager Comments
In general, 1998 was an extremely volatile year for the fixed income markets. Problems in Asia spread to other financial markets such as Brazil and the rest of Latin America, as well as Russia. In August Russia defaulted on their GKOs (the Russian equivalent of U.S. Treasury bills). U.S. stock markets were also adversely impacted last summer by these extraordinary events. The financial market turmoil caused a global flight to quality. Investors began purchasing U.S. Treasuries to safeguard their assets, which drove up Treasury bond prices markedly. The flight to quality was also a flight from risk which caused corporate bonds to underperform U.S. Treasuries significantly. To stabilize the U.S. financial markets, the Federal Reserve reduced interest rates three times last fall.

Despite the difficult circumstances confronted by the corporate bond market, the Premier Bond Fund had a very good year. The strong returns earned by the Fund are attributable to being over-weighted in sectors which performed especially well, such as the utility and supermarket sectors. The Fund was also under-weighted in other sectors such as finance companies and yankees (U.S. dollar issues of foreign companies) which were two of the worst performing sectors in the corporate bond market last year.

Portfolio Asset Mix

[pie chart]




Going Forward
In 1999 we expect moderate economic growth and low inflation. We also believe that long-term interest rates will continue to decline. The Fund is well positioned in 1999 to continue to benefit from the positive credit trends in the sectors in which it is invested.

Thank you for your continued interest in the Transamerica Premier Bond Fund.

Note: Matthew W. Kuhns has been named the Primary Manager for the Transamerica
 Premier Bond Fund. Prior to his role
as the Primary Manager, Mr. Kuhns was the Co-Manager for the Fund. He joined Transamerica in 1991.


Comparison of change in value of a $10,000 investment in Transamerica Premier bond fund with the lehman brothers government/corporate bond index**


[mountain chart]

         Total Returns     Annualized
         As of December 31, 1998    Since Inception* One Year
Investor Class    7.83%    9.58%
Class A           6.01%    4.17%
Class M           7.07%    8.21%
Lehman Brothers Government/
Corporate Bond Index 8.25% 9.47% Investor Class ($12,779 at 12/31/98) Class A ($12,090 at 12/31/98) Class M ($12,488 at 12/31/98) Lehman Brothers Government/
Corporate   Bond   Index    ($12,939   at   12/31/98)   The   Lehman    Brothers
Government/Corporate Bond Index is a broad-based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. The Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. * Investor Class - October 2, 1995. Class A and Class M - June 30, 1998. ** Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 1998.
         Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge for each class.

Transamerica Premier Funds 1998 annual report

Page     26 Transamerica Premier Bond Fund
Schedule of Investments - December 31, 1998

Principal         Market
         Amount   Value
         Shares or         Market
         Principal Amount  Value Corporate Bonds - 74.9%
Advertising - 3.3%
Valassis Communications, Inc.
         9.550%   12/01/03 $        500,000 $        573,625
Aerospace & Defense - 5.9%
Boeing Company
         8.625%   11/15/31 400,000  508,656
Raytheon Company
         6.150%   11/01/08 500,000  509,185
                                    1,017,841
Air Travel - 2.1%
AMR Corporation
         9.750%   08/15/21 300,000  371,310
Automobiles - 2.5%
General Motors Corporation
         9.625%   12/01/00 400,000  430,840
Broadcasting - 3.1%
CF Cable TV, Inc.
         11.625%  02/15/05 240,000  265,452
TCI Communications, Inc.
         7.250%   08/01/05 250,000  271,228
                                    536,680
Electric Utilities - 13.2%
Cleveland Electric Illuminating Company
         9.500%   05/15/05 500,000  546,005
Commonwealth Edison Company
         7.000%   07/01/05 300,000  319,617
Niagara Mohawk Power Corporation
         7.750%   05/15/06 300,000  329,397
         7.750%   10/01/08 500,000  546,395
Pennsylvania Power & Light Company
         8.500%   05/01/22 500,000  547,930
                                    2,289,344
Financial Services - 6.0%
Household Finance Corporation
         6.500% 11/15/08 500,000 520,260 Merrill Lynch & Company, Inc.
         6.375%   10/15/08 500,000  517,425
                                    1,037,685
Gas Exploration and Distribution - 7.7%
Burlington Resources, Inc.
         9.125%   10/01/21 300,000  384,447
Gulf Canada Resources Ltd.
         8.250%   03/15/17 500,000  456,595
Occidental Petroleum Corporation
         6.500%   04/01/05 500,000  489,555
                                    1,330,597
Hotels & Restaurants - 2.2%
Mirage Resorts, Inc.
         6.750%   08/01/07 400,000  387,380
Multimedia - 4.2%
News America Holdings, Inc.
         7.750%   12/01/45 300,000  317,700
Time Warner, Inc.
         6.625%   05/15/29 400,000  406,984
                                    724,684

Retail - 9.3%
Fred Meyer, Inc.
         7.450%   03/01/08 $        500,000  $       539,490
Kmart Corporation
         8.125%   12/01/06          500,000          532,500
Shoppers Food Warehouse Corporation
         9.750%   06/15/04 500,000  542,500
                                    1,614,490
Retail Grocery - 8.8%
American Stores Company
         7.900%   05/01/17 300,000  344,832
         8.000%   06/01/26 150,000  176,604
Safeway, Inc.
         6.500%   11/15/08 500,000  514,610
Stater Brothers Holdings, Inc.
         9.000%   07/01/04 500,000  485,000
                                    1,521,046
Telecommunications - 3.7%
Bellsouth Capital Funding Corporation
         7.120%   07/15/27 100,000  111,469
British Telecommunications Plc
         9.625%   02/15/19 300,000  315,543
WorldCom, Inc.
         6.950%   08/15/28 200,000  214,728
                                    641,740
Transportation - 2.9%
Union Pacific Corporation
         6.400%   02/01/06 500,000  505,035
Total Corporate Bonds
(cost $12,725,084)                                   12,982,297
U.S. GOVERNMENT SECURITies - 13.5%
U.S. Treasury Bonds
         7.500%   11/15/16 750,000  931,642
         6.125%   11/15/27 250,000  279,843
U.S. Treasury Note
         7.250%   05/15/04 1,000,000        1,120,780
Total U.S. Government Securities
(cost $2,223,504)                           2,332,265
preferred stock - 3.5%
Monsanto Company
(cost $500,000)                     12,500  612,500
repurchase agreement - 7.2%
State Street Bank and Trust Company, 4.00%,
         due 01/04/99,(collateralized by
         $1,215,000 par value U.S. Treasury Note,
         6.375%,due 03/31/01, with a value of
         $1,279,000, cost $1,252,000)                $1,252,000        1,252,000
Total Investments - 99.1%
(cost $16,700,588)*                                  17,179,062
Other Assets Less Liabilities - 0.9%                 163,455
Net Assets - 100.0%                                  $        17,342,517

* Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $622,957 and $144,483, respectively. Net unrealized appreciation for tax purposes is $478,474. See notes to financial statements Page 27

Transamerica Premier Funds 1998 Annual Report

Transamerica Premier Cash Reserve Fund
Portfolio Manager: Kevin J. Hickam

Fund Performance
The Transamerica Premier Cash Reserve Fund (Investor Class) delivered excellent results during 1998. The fund ranked sixth among 308 money market funds for the 12-month period ended December 31, 1998, as tracked by Lipper Analytical Services, Inc.

The Fund's annualized yield (12-month return) as of December 31, 1998 was 5.45% in comparison to the IBC Money Fund Report return of 4.97%. The seven-day current and effective yields were 5.00% and 5.13% respectively, as of December 31, 1998. The Fund's annualized total return since inception in October 1995 is 5.44%.

Portfolio Manager Comments
The Transamerica Premier Cash Reserve Fund has demonstrated superior performance since its inception in October of 1995, consistently placing in the top 10 of all domestic money market funds. During the third quarter, in response to economic turmoil in Latin America, Asia and Eastern Europe, the Federal Reserve Board cut the Federal Funds Rate from 5.50% to 4.75% as of year end. They did this with a series of 25 basis point rate cuts beginning in late September. The Federal Reserve Board's strategy was successful in increasing liquidity and restoring confidence to the U.S. financial markets. By actively monitoring economic activity, anticipating the actions taken by the Feberal Reserve, and actively searching out attractive investment opportunities, we were able to achieve excellent results for our shareholders.

Portfolio Asset Mix
[pie chart]




Going Forward
Over the next six months, the United States is expected to continue to enjoy solid economic growth, although the rate of growth is expected to be more moderate than that of 1998. Economic data indicates that the low inflation environment that we are presently experiencing is likely to continue. Prices on consumer goods are expected to remain stable or perhaps go even lower. The Fund's objective will remain the same: to provide safety, liquidity and performance.

Thank you for your continued investments in the Transamerica Premier Cash Reserve Fund.


Comparison of change in value of a $10,000 investment in Transamerica Premier cash reserve fund with the ibc's money fund report**


[mountain chart]

Total Returns     Annualized
         As of December 31, 1998    Since Inception* One Year
Investor Class    5.44%    5.45%
Class A           5.07%    5.09%
Class M           4.80%    4.79%
The IBC's Money Fund Report(a) 4.97% 4.96% Investor Class ($11,879 at 12/31/98) Class A ($11,745 at 12/31/98) Class M ($11,647 at 12/31/98) The IBC's Money Fund
Report(a) ($11,710 at 12/31/98) The IBC's Money Fund ReportTM -All Taxable, First Tier is a composite of taxable money market funds that meet the SEC's definition of first tier securities contained in Rule 2a-7 under the Investment Company Act of 1940. It does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.
         The Fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.
         The Investment Adviser agreed to waive its Adviser Fee and the Administrator agreed to assume certain other operating expenses for the Fund. Otherwise, the current and effective yields would have been 4.91% and 5.03%, respectively.
 * Investor Class - October 2, 1995. Class A and Class M - June 30, 1998. ** Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 1998.
         Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge for each class.
Transamerica Premier funds 1998 annual report        Page     28

Transamerica Premier Cash Reserve Fund


Schedule of Investments - December 31, 1998

Principal         Amortized
         Amount   Cost
         Principal         Amortized
         Amount   Cost Commercial Paper - Domestic - 98.8%
Agricultural Machinery - 4.4%
Deere & Company
         5.170%   01/14/99 $        800,000  $       798,506
         5.000%   01/15/99 500,000  499,028
         5.100%   03/05/99 800,000  792,860
         5.030%   03/09/99 1,300,000        1,287,830
                                    3,378,224
Banking - 4.8%
J.P. Morgan & Company, Inc.
         5.090%   01/27/99 1,400,000        1,394,854
         5.100%   02/19/99 2,300,000        2,284,034
                                    3,678,888
Chemicals - 4.3%
E. I. du Pont de Nemours and Company
         4.860%   02/25/99 3,300,000        3,275,498
Commercial Financial Services - 18.3%
Assets Securitization Cooperative Corporation
         5.500%   01/20/99 2,600,000        2,592,453
         5.220%   03/12/99 1,200,000        1,187,820
Associates Corporation of North America
         5.110%   01/14/99 3,300,000        3,293,911
         5.270%   01/14/99 200,000  199,619
         5.280%   01/14/99 300,000  299,428
General Electric Capital Corporation
         5.330%   01/08/99 500,000  499,482
         5.280%   01/21/99 200,000  199,413
         5.470%   02/02/99 2,200,000        2,189,303
         5.240%   02/09/99 350,000  348,013
         5.490%   02/24/99 950,000  942,177
IBM Credit Corporation
         5.250%   03/04/99 1,900,000        1,882,821
John Deere Finance Ltd.
         5.280%   01/21/99 300,000  299,120
                                    13,933,560
Computers & Business Equipment - 2.6%
IBM Corporation
         5.290%   01/07/99 700,000  699,383
Xerox Corporation
         4.850%   02/08/99 1,300,000        1,293,345
                                    1,992,728
Conglomerate - 4.8%
Gillette Company
         5.120%   01/04/99 1,200,000        1,199,488
         5.120%   01/08/99 2,500,000        2,497,511
                                    3,696,999

Consumer Financial Services - 13.5%
Ford Motor Credit Company
         5.370%   01/08/99 $3,500,000       $  3,496,345
         5.290%   01/14/99 400,000  399,236
         5.010%   01/28/99 250,000  249,061
Motorola Credit Corporation
         4.980%   02/05/99 500,000  497,579
Toyota Motor Credit Corporation
         5.000%   01/15/99          700,000          698,639
USAA Capital Corporation
         4.900%   02/08/99 3,700,000        3,680,863
Xerox Credit Corporation
         5.050%   01/12/99 1,250,000        1,248,071
                                    10,269,794
Consumer Products - 1.0%
The Procter & Gamble Company
         5.000%   01/26/99 800,000  797,222
Electronics - 1.8%
Motorola, Inc.
         5.140%   01/28/99 800,000  796,916
         5.080%   02/25/99 600,000  595,343
                                    1,392,259
Financial Services - 14.5%
Caterpillar Financial Services
         5.100%   01/08/99 185,000  184,817
         5.120%   01/25/99 1,400,000        1,395,221
         5.150%   01/25/99 958,000  954,711
         5.220%   03/10/99 500,000  495,070
Export Development Corporation
         5.150%   01/04/99 3,800,000        3,798,369
Merrill Lynch & Company, Inc.
         5.080%   01/13/99 400,000  399,323
         5.350%   01/13/99 400,000  399,287
         5.500%   01/14/99 875,000  873,262
         5.400%   01/15/99 760,000  758,404
         5.480%   01/15/99 1,200,000        1,197,443
         5.060%   01/29/99 300,000  298,819
         5.170%   01/29/99 280,000  278,874
                                    11,033,600
Food & Beverages - 4.4%
Coca Cola Company
         5.170%   01/15/99 400,000  399,196
         5.000%   02/09/99 2,000,000        1,989,166
         4.950%   04/09/99 1,000,000        986,525
                                    3,374,887
Food Processing - 4.1%
Cargill, Inc.
         5.210%   02/12/99 1,450,000        1,441,186
         5.000%   03/17/99 1,700,000        1,682,292
                                    3,123,478
Insurance - 2.6% AIG Funding, Inc.
         5.030%   01/22/99 1,950,000        1,944,278

Leisure & Entertainment - 3.8%
The Walt Disney Company
         5.200%   01/11/99 $   500,000      $   499,278
         5.050%   02/05/99 2,400,000        2,388,216
                                    2,887,494
Oil - 5.5%
Chevron Corporation
         5.250%   01/15/99          2,200,000                 2,195,508
         5.200%   01/22/99 500,000  498,483
         5.100%   02/03/99 1,500,000        1,492,988
                                    4,186,979
Photography - 4.6%
Eastman Kodak Company
         5.050%   01/25/99 3,500,000        3,488,217
Telecommunications - 3.8%
BellSouth Telecommunications, Inc.
         4.930%   02/23/99 2,900,000        2,878,952
Total Commercial Paper - Domestic
         (amortized cost $75,333,057)                         75,333,057

Commercial Paper - Foreign - 1.3% Toronto Dominion Holdings (amortized cost $997,275)
         5.450%   01/19/99 $        1,000,000        $        997,275
REPURCHASE AGREEMENT - 0.5%
State Street Bank and Trust Company, 4.00%, due 01/04/99, (collateralized by $415,000 par value U.S. Treasury Note, 6.375%, due 03/31/01, with a value of
$436,860, cost $425,000)                    425,000  425,000
Total Investments - 100.6%
(amortized cost $76,755,332)                         76,755,332
Liabilities in Excess of Other Assets - (0.6)%                (486,433)
Net Assets - 100.0%                                  $        76,268,899











 See notes to financial statements  Page    29

Transamerica Premier Funds 1998 Annual Report

Transamerica Premier cash reserve Fund (concluded)
Schedule of Investments - December 31, 1998          Principal         Amortized
         Amount   Cost
         Principal         Amortized
         Amount   Cost See notes to financial statements

Transamerica Premier funds 1998 annual report        P

age      30

Statements of Assets and Liabilities
December 31, 1998           Transamerica    Transamerica      Transamerica      Transamerica     Transamerica
Transamerica      Transamerica      Transamerica     Transamerica
         Premier  Premier  Premier  Premier Premier  Premier  Premier  Premier  Premier
         Aggressive        Small Company    Equity   Value    Index    Balanced High Yield       Bond     Cash
Reserve
         Growth Fund        Fund    Fund    Fund     Fund     Fund     Bond Fund        Fund     Fund
Assets
Investments, at cost       $        131,906,191      $        162,833,411       $       207,504,200       $
7,742,808         $        27,159,142       $        45,090,961        $        72,891,574       $        16,700,588
$        76,755,332

Investments, at value      $        179,378,809      $        209,249,292       $289,570,937              $
9,176,094         $        36,472,896       $        60,806,828        $        70,755,353       $        17,179,062
$        76,755,332
Cash              1,126             683              287               -                857               674
319               436               183
Receivables:
         Dividends and interest             3,620             43,620            59,091           6,622
34,740            455,371           1,545,547                 236,369           47
         Variation margin           -                -                 -                -                 10,200
         Securities sold            -                1,167,461                  1,180,587                 114,000
293,984           -                 475,000          -                 -
         Fund shares sold           3,476,749                 7,439,044                 1,196,743
4,108             148,146           1,345,895                 44                2,202            75,577
         Due from Administrator             16,498            15,532            4,684            13,094
29,215            4,901             12,603           7,463             34,180
         Other receivables          -                -                 -                -                 -
-                 162,387           -                -
Prepaid expenses and other assets           8,595             20,813            16,974           12,740
10,836            11,898            6,136            11,016            21,398
                           182,885,397               217,936,445                292,029,303               9,326,658
37,000,874                 62,625,567                72,957,389                 17,436,548                76,886,717
Liabilities
Payables:
         Securities purchased               3,698,610                  6,802,073                 715,012
102,192           492,657           492,410          -                 -                -
         Payable due to custodian           -                 -                 -                9,712             -
-                 -                 -                -
         Fund shares redeemed               1,366,682                  1,440,931                 388,216
3,579             12,596            44,603           3,191             1,229            444,522
         Advisory fees              109,731          117,961           196,965          5,823             8,813
38,175            33,967            8,887            23,971
         Directors fees             1,941            1,923             3,758            198               449
643               1,401             139              992
         Distribution fees                  32,275            34,695            57,932           1,942
2,939             12,725            297              3,703             4
         Payable to Adviser                 17,152            17,152            17,152           34,327
17,152            17,152            12,374           17,152            17,152
Other accrued expenses              163,318          131,300           329,447          55,054            121,278
97,419            89,378            62,921           131,177
                           5,389,709                 8,546,035                  1,708,482                 212,827
655,884           703,127           140,608          94,031            617,818
Total Net Assets  $        177,495,688      $        209,390,410       $        290,320,821      $        9,113,831
$        36,344,990        $        61,922,440       $        72,816,781        $       17,342,517        $
76,268,899

Net Assets Consist Of:
Paid in capital   $        133,571,575      $        163,315,654       $208,452,038              $        8,543,870
$        26,194,997        $        46,157,851       $        75,567,922        $       16,746,499        $
76,268,899
Undistributed net investment
         income (loss)              -                -                 -                -                 -
31,508            12,502            762              -
Accumulated net realized
         gain (loss) on investments
         and futures transactions           (3,548,505)                (341,125)                 (197,954)
(863,325)                  711,989          17,214            (627,422)                 116,782           -
Net unrealized appreciation
         (depreciation) of investments and
         futures contracts          47,472,618                46,415,881                82,066,737
1,433,286                  9,438,004                 15,715,867                 (2,136,221)               478,474
-

Total Net Assets  $        177,495,688      $        209,390,410       $        290,320,821      $        9,113,831
$        36,344,990        $        61,922,440       $        72,816,781        $       17,342,517        $
76,268,899

Investor Class
Net Assets        $        177,492,776      $        209,387,510       $        290,318,271      $        9,111,311
$        36,342,419        $        61,919,880       $        1,401,715         $       17,340,071        $
76,266,569
Shares outstanding                  7,916,080                 9,521,241                 11,717,457
859,978           1,950,617                 3,218,591                  145,497          1,666,284
76,266,569

Net Asset Value Per Share  $        22.42   $        21.99    $        24.78    $       10.59    $        18.63    $
19.24    $        9.63     $        10.41   $        1.00

Institutional Class
Net Assets                 -                -                 -                 -                -                 -
$        71,415,066                 -                -
Share Outstanding          -                -                 -                 -                -                 -
7,430,059                  -                -

Net Asset Value Per Share           -                -                 -                -                 -
-        $        9.61              -                -

Class A
Net Assets        $        1,434    $       1,429    $        1,289    $        1,260   $        1,322    $
1,290             -        $        1,248   $        1,154
Share Outstanding          64               65                52                119              71                67
-                 120               1,154

Net Asset Value Per Share  $        22.41   $        21.99    $        24.79    $       10.59    $        18.62    $
19.25             -        $        10.40   $        1.00

Class M
Net Assets        $        1,478    $       1,471    $        1,261    $        1,260   $        1,249    $
1,270             -        $        1,198   $        1,176
Share Outstanding          66               67                51                119              67                66
-                 115               1,176

Net Asset Value Per Share  $        22.39   $        21.96    $        24.73    $       10.59    $        18.64    $
19.24             -        $        10.42   $        1.00 See notes to financial statements      Page     31


Transamerica Premier Funds 1998 Annual Report

Statements of Operations
For the year ended December 31, 1998         Transamerica     Transamerica      Transamerica     Transamerica
Transamerica      Transamerica      Transamerica     Transamerica      Transamerica
         Premier  Premier  Premier  Premier Premier  Premier  Premier  Premier  Premier
         Aggressive        Small Company    Equity   Value    Index    Balanced High Yield       Bond     Cash
Reserve
         Growth Fund        Fund    Fund        Fund**        Fund     Fund           Bond Fund***        Fund
Fund
Investment Income
Interest income   $        215,089  $       265,774  $        436,787  $        15,518  $        426,860  $
1,145,275         $        3,236,131        $        1,133,847         $        3,701,645
Dividend income            66,073           75,857            667,327           58,659                330,547*
119,363           105,062           1,980            -
Total Income               281,162          341,631           1,104,114                 74,177            757,407
1,264,638                  3,341,193                 1,135,827                  3,701,645

Expenses
Investment adviser fee              502,217          400,544           2,029,581                 48,002
90,474            313,648           190,256          94,177            233,663
Transfer agent fees                 153,290          101,950           390,493          50,452            97,885
101,331           21,044            60,548           150,403  Distribution fees:
         Investor class             147,708          117,799           596,933          15,997            30,159
104,541           867               39,233           -
         Class A           2                2                 2                 2                2                 2
-                 2                 2
         Class M           6                5                 5                 5                4                 4
-                 4                 4
Custodian fees             52,148           45,707            155,062           23,066           108,333
50,169            29,779            34,695           56,501
Registration fees          65,868           64,689            107,984           4,874            16,877
22,425            21,695            15,429           33,811
Audit fees                 20,258           20,369            65,697            2,004            9,347
10,300            14,769            1,228            13,948
Legal fees                 6,836            6,934             15,559            693              2,739
4,014             5,470             1,478            6,477
Printing          7,292             4,247            20,175            1,117            2,599             3,073
3,000             679               4,911
Directors' fees and expenses                5,923             4,506             26,732           596
2,679             3,683             2,831            1,350             5,512
Amortization of deferred
         registration fees          8,648            8,648             8,648            21,587            8,648
8,648             6,238             8,648            8,836
Other expenses             2,333            2,375             12,893            508              2,835
2,813             1,017             1,580            4,387
Total expenses before waiver
          and reimbursement                 972,529           777,775           3,429,764                 168,903
372,581           624,651           296,966          259,051           518,455
Reimbursed and waived expenses              (145,344)                  (118,099)                 (27,335)
(92,093)          (297,181)                 (27,547)          (71,179)          (55,004)         (351,450)
Net Expenses               827,185          659,676           3,402,429                 76,810            75,400
597,104           225,787           204,047          167,005
Net Investment Income (Loss)                (546,023)                  (318,045)                 (2,298,315)
(2,633)           682,007           667,534          3,115,406                  931,780          3,534,640

Net Realized and Unrealized
         Gain (Loss) on Investments
Net realized gain (loss) on
         investments and futures contracts           (3,525,357)                (154,132)                 (197,954)
(863,325)                  1,256,928                 2,033,279                  (565,418)                 523,889
-
Change in net unrealized
         appreciation (depreciation) of
         investments and futures contracts           46,190,155                 46,064,490                58,001,638
1,433,286                  5,309,621                 7,873,490                  (2,136,221)               (16,451)
-

Net Realized and Unrealized
         Gain (Loss) on Investments         42,664,798                 45,910,358                57,803,684
569,961           6,566,549                 9,906,769                  (2,701,639)               507,438           -


Net Increase in Net Assets
         Resulting From Operations  $       42,118,775        $        45,592,313       $        55,505,369        $
567,328  $        7,248,556         $       10,574,303        $        413,767  $       1,439,218         $
3,534,640


         *        Net of foreign withholding taxes, the amount that was withheld in the Index Fund was $1,806.
         **       Inception - March 31, 1998.
         ***      Inception - June 30, 1998.

See notes to financial statements
Transamerica Premier funds 1998 annual report        Page     32


Statements of Changes in Net Assets
                                    Transamerica
          Transamerica Premier      Transamerica Premier      Transamerica Premier      Premier
         Aggressive Growth Fund     Small Company Fund        Equity Fund        Value Fund
                  Year Ended        Period Ended     Year Ended        Period Ended     Year Ended        Year Ended
Period Ended
                  December 31,      December 31,     December 31,      December 31,     December 31,      December
31,      December 31,
                  1998     1997*    1998    1997*    1998      1997      1998**
Increase in Net Assets
Operations:
Net investment loss        $        (546,023)        $        (29,665) $        (318,045)        $        (19,581) $
(2,298,315)       $        (453,467)        $        (2,633)
Net realized gain (loss) on
          investments and futures
         transactions               (3,525,357)               (5,049)           (154,132)                 651,499
(197,954)                  1,028,129                 (863,325)
Net change in unrealized appreciation
         (depreciation) of investments               46,190,155                 1,282,463                 46,064,490
351,391           58,001,638                18,094,426                 1,433,286
Net increase in net assets resulting
         from operations            42,118,775                1,247,749                 45,592,313
983,309           55,505,369                18,669,088                 567,328

Dividends/Distributions
 to Shareholders
Net investment income:
         Investor class             -                -                 -                -                 -
-                 (24,596)
         Institutional class                -                 -                 -                -                 -
-                 -
         Class A           -                -                 -                 -                -                 -
(3)
         Class M           -                -                 -                 -                -                 -
(1)

Net realized gains:
         Investor class             (620)            -                 (830,079)                 -
(262,088)                  (762,199)                 -
         Institutional class                -                 -                 -                -                 -
-                 -
         Class A           -                -                 -                 -                -                 -
-
         Class M           -                -                 -                 -                -                 -
-
Net decrease in net assets resulting
         from distributions                 (620)             -                 (830,079)                 -
(262,088)                  (762,199)                 (24,600)

Fund Share Transactions             122,597,180               11,531,604                153,506,055
10,137,812                 123,510,486               62,593,208                 8,571,103
Net increase in net assets          164,715,335               12,779,353                198,268,289
11,121,121                 178,753,767               80,500,097                 9,113,831

Net Assets
Beginning of period                 12,780,353                1,000             11,122,121                1,000
111,567,054                31,066,957                -
End of period (1) $        177,495,688      $        12,780,353        $        209,390,410      $        11,122,121
$        290,320,821       $        111,567,054      $        9,113,831

(1) Includes undistributed net
         investment loss of:        $       -        $        -        $        -       $        -        $        -
$        -        $        -

         *        Inception - June 30, 1997.
         **       Inception - March 31, 1998.

 See notes to financial statements  Page    33       Transamerica Premier Funds 1998 Annual Reportstatements of
changes in net assets (concluded)
                           Transamerica
         Transamerica Premier       Transamerica Premier      Premier High      Transamerica Premier
Transamerica Premier
          Index Fund       Balanced Fund    Yield Bond        Bond Fund         Cash Reserve Fund
         Year Ended        Year Ended       Year Ended        Year Ended        Period Ended     Year Ended
Year Ended        Year Ended        Year Ended
         December 31,      December 31,     December 31,      December 31,      December 31,     December 31,
December 31,      December 31,      December 31,
         1998     1997     1998     1997    1998*    1998     1997     1998     1997
Increase in Net Assets
Operations:
Net investment income      $        682,007 $        400,539  $        667,534  $       176,260  $        3,115,406
$        931,780  $        827,786  $       3,534,640         $        2,260,400
Net realized gain (loss) on
         investments and futures
         transactions               1,256,928                 1,010,570                 2,033,279
16,730            (565,418)                 523,889           (204,704)                 -                 -
Net change in unrealized appreciation
         (depreciation) of investments
         and futures contracts              5,309,621                  2,901,178                 7,873,490
5,682,201                  (2,136,221)               (16,451)          670,280          -                 -
Net increase in net assets resulting
         from operations            7,248,556                 4,312,287                 10,574,303
5,875,191                  413,767          1,439,218                  1,293,362                 3,534,640
2,260,400

Dividends/Distributions
 to Shareholders
Net investment income:
         Investor class             (689,572)                 (398,741)                 (636,780)
(175,486)                  (36,503)         (931,741)                  (825,680)                 (3,534,586)
(2,258,470)
         Institutional class                -                 -                 -                -
(3,069,899)                -                -                 -                 -
         Class A/Adviser Class              (18)              (400)             (11)             -                 -
(33)              (1,373)           (28)             (1,930)
         Class M           (16)             -                 (9)               -                -
(33)              -                 (26)             -

Net realized gains:
         Investor class             (1,499,922)               (109,162)                 (1,875,029)                -
(1,245)           (187,616)                 -                 -                 -
         Institutional class                -                 -                 -                -
(63,702)          -                 -                -                 -
         Class A/Adviser Class              (19)              -                 (40)             -                 -
(14)              -                 -                -
         Class M           (18)             -                 (40)              -                -
(13)              -                 -                -
Net decrease in net assets resulting
         from distribution          (2,189,565)               (508,303)                 (2,511,909)
(175,486)                  (3,171,349)               (1,119,450)                (827,053)                 (3,534,640)
(2,260,400)

Fund Share Transactions             7,293,877                 9,280,981                 27,061,075
4,999,432                  75,574,363                2,786,596                  1,108,065                 25,022,731
19,002,190
Net increase in net assets          12,352,868                13,084,965                35,123,469
10,699,137                 72,816,781                3,106,364                  1,574,374                 25,022,731
19,002,190
Net Assets
Beginning of period                 23,992,122                10,907,157                26,798,971
16,099,834                 -                14,236,153                 12,661,779                51,246,168
32,243,978
End of period (1) $        36,344,990       $        23,992,122        $        61,922,440       $        26,798,971
$        72,816,781        $        17,342,517       $        14,236,153        $       76,268,899        $
51,246,168

(1) Includes undistributed net
         investment income (loss) of:       $        -        $        1,398    $       31,508   $        774      $
12,502   $        762      $        770     $        -        $        -

*Inception - June 30, 1998.
 See notes to financial statements Transamerica Premier funds 1998 annual report        Page     34

Financial Highlights
The following table includes selected data for a share outstanding throughout each period and other performance
information derived from the financial statements.                              Transamerica
         Transamerica Premier       Transamerica Premier               Premier
         Aggressive Growth Fund     Small Company Fund        Transamerica Premier Equity Fund   Value Fund
         Investor Class    Investor Class   Investor Class    Investor Class
         Year Ended        Period Ended     Year Ended        Period Ended      Year Ended       Year Ended
Year Ended        Period Ended      Period Ended
         December 31,      December 31,     December 31,      December 31,      December 31,     December 31,
December 31,      December 31,      December 31,
         1998     1997*    1998     1997*   1998     1997     1996       1995**     1998***
Net Asset Value
Beginning of period        $        12.18   $        10.00    $        12.49    $       10.00    $        18.53    $
12.65    $        9.82     $        10.00   $        10.00

Operations:
Net investment income (loss) 1              (0.04)            (0.03)            (0.02)           (0.02)
(0.15)            (0.04)            (0.06)           0.02              0.00
Net realized and unrealized gain (loss)              10.28             2.21             9.93              2.51
6.42              6.05              2.91             (0.20)            0.62
Total from investment operations            10.24             2.18              9.91             2.49
6.27              6.01              2.85             (0.18)            0.62

Dividends/Distributions
         to Shareholders:
Net investment income               -                -                 -                -                 -
-                 (0.02)            -                (0.03)
Net realized gains                  -                -                 (0.41)           -                 (0.02)
(0.13)            -                 -                -
Total dividends/distributions               -                 -                 (0.41)           -
(0.02)            (0.13)            (0.02)           -                 (0.03)

Net Asset Value
End of period     $        22.42    $       12.18    $        21.99    $        12.49   $        24.78    $
18.53    $        12.65    $        9.82    $        10.59

Total Return2              84.07%           21.80%            80.27%            24.90%           33.85%
47.51%            29.07%            (1.80)%          6.19%

Ratios and Supplemental Data:
Expenses to average net assets:
         After reimbursement/fee waiver              1.40%             1.40%            1.40%             1.40%
1.42%             1.49%             1.50%            0.25%             1.20%
         Before reimbursement/fee waiver             1.60%             2.08%            1.59%             2.12%
1.42%             1.51%             1.95%            2.39%             2.21%
Net investment income (loss), after
         reimbursement/fee waiver           (0.92)%           (0.59)%           (0.67)%          (0.43)%
(0.96)%           (0.71)%           (0.66)%          1.51%             (0.04)%
Portfolio turnover rate             32%              17%               26%              74%               59%
13%               60%               -                72%
Net assets, end of period
         (in thousands)    $        177,493 $        12,780   $        209,388  $       11,122   $        290,318  $
111,567  $        30,454   $        11,070  $        9,111


                  Annualized
         *        Inception (Investor Class) - June 30, 1997.
         **       Inception (Investor Class) - October 2, 1995.
         ***      Inception (Investor Class) - March 31, 1998.
         1 Net  investment  income (loss) is after waiver of fees by the Adviser and  reimbursement  of certain  expenses by the  Administrator  (Note 2). If the
Adviser had not waived fees and the Administrator  had not reimbursed  expenses, net  investment  loss per share  would have been  $(0.05)  and  $(0.06)  for the
Aggressive Growth Fund,  $(0.03) and $(0.06) for the Small Company Fund, for the
periods  ended  December  31,  1998 and 1997,  respectively;  $(0.15),  $(0.04),
$(0.10) and  $(0.01),  for the Equity Fund for the periods  ended  December  31,
1998,  1997, 1996 and 1995,  respectively and $(0.08) for the Value Fund for the period ended December 31, 1998.
         2 Total  return  represents  aggregate  total  return  for  the  period indicated and is not annualized, for periods less than one year.
 See notes to financial statements  Page    35       Transamerica Premier Funds 1998 Annual Reportfinancial
highlights (continued)
The following table includes selected data for a share outstanding throughout each period and other performance
information derived from the financial statements.                     Transamerica
                           Premier
                           High Yield
         Transamerica Premier Index Fund    Transamerica Premier Balanced Fund  Bond Fund
         Investor Class    Investor Class   Investor Class
         Year Ended        Year Ended       Year Ended        Period Ended      Year Ended       Year Ended
Year Ended        Period Ended      Period Ended
         December 31,      December 31,     December 31,      December 31,      December 31,     December 31,
December 31,      December 31,      December 31,
         1998     1997     1996      1995*  1998     1997     1996      1995*      1998**
Net Asset Value
Beginning of period        $        15.49   $        11.96    $        10.59    $       10.00    $        15.54    $
11.57    $        10.23    $        10.00   $        10.00

Operations:
Net investment income 1             0.37             0.32              0.27             0.06              0.23
0.11              0.14              0.06             0.73
Net realized and unrealized gain (loss)              3.98              3.60             2.06              0.53
4.31              3.97              1.40             0.17              (0.68)
Total from investment operations            4.35              3.92              2.33             0.59
4.54              4.08              1.54             0.23              0.05

Dividends/Distributions
         to Shareholders:
Net investment income               (0.37)           (0.32)            (0.33)           -                 (0.22)
(0.11)            (0.20)            -                (0.41)
Net realized gains                  (0.84)           (0.07)            (0.63)           -                 (0.62)
-                 -                 -                (0.01)
Total dividends/distributions               (1.21)            (0.39)            (0.96)           -
(0.84)            (0.11)            (0.20)           -                 (0.42)

Net Asset Value
End of period     $        18.63    $       15.49    $        11.96    $        10.59   $        19.24    $
15.54    $        11.57    $        10.23   $        9.63

Total Return2              28.45%           33.14%            22.33%            5.90%            29.30%
35.38%            15.28%            2.30%            0.58%

Ratios and Supplemental Data:
Expenses to average net assets:
         After reimbursement/fee waiver              0.25%             0.25%            0.35%                0.25%
1.43%             1.45%             1.45%            0.25%             0.90%
         Before reimbursement/fee waiver             1.14%             1.57%            2.29%             4.12%
1.43%             1.62%             1.94%            2.12%             6.50%
Net investment income, after
         reimbursement/fee waiver           2.26%             2.31%             2.48%            2.70%
1.60%             0.83%             1.34%            3.12%             23.97%
Portfolio turnover rate             32%              11%               94%              4%                32%
23%               19%               16%              22%
Net assets, end of period
         (in thousands)    $        36,342  $        23,992   $        10,814   $       6,934    $        61,920   $
26,799   $        16,041   $        12,084  $        1,402


                  Annualized
         *        Inception (Investor Class) - October 2, 1995.
         **       Inception (Investor Class) - June 30, 1998.
         1 Net  investment  income (loss) is after waiver of fees by the Adviser and  reimbursement  of certain  expenses by the  Administrator  (Note 2). If the
Adviser had not waived fees and the Administrator  had not reimbursed  expenses, net investment income (loss) per share would have been $0.22,  $0.14,  $0.06 and
($0.03) for the Index Fund and $0.23,  $0.09,  $0.09 and $0.02, for the Balanced
Fund for the periods ended December 31, 1998, 1997, 1996 and 1995,  respectively and $0.56 for the High Yield Bond Fund for the period ended December 31, 1998.
         2 Total  return  represents  aggregate  total  return  for  the  period indicated and is not annualized, for periods less than one year.
 See notes to financial statements Transamerica Premier funds 1998 annual report        Page     36
Transamerica
                           Premier
                           High Yield
         Transamerica Premier Bond Fund     Transamerica Premier Cash Reserve Fund      Bond Fund
                           Institutional             Investor Class    Investor Class   Class
         Year Ended        Year Ended       Year Ended        Period Ended      Year Ended       Year Ended
Year Ended        Period Ended      Period Ended
         December 31,      December 31,     December 31,      December 31,      December 31,     December 31,
December 31,      December 31,      December 31,
         1998     1997     1996       1995* 1998     1997     1996       1995*      1998**
Net Asset Value
Beginning of period        $        10.19   $        9.86     $        10.37    $       10.00    $        1.00     $
1.00     $        1.00     $        1.00    $        10.00

Operations:
Net investment income 1             0.61             0.62              0.56             0.16              0.05
0.05              0.05              0.01             0.42
Net realized and unrealized gain (loss)              0.33              0.33             (0.46)            0.32
-                 -                 -                -                 (0.38)
Total from investment operations            0.94              0.95              0.10             0.48
0.05              0.05              0.05             0.01              0.04

Dividends/Distributions
         to Shareholders:
Net investment income               (0.61)           (0.62)            (0.61)           (0.11)            (0.05)
(0.05)            (0.05)            (0.01)           (0.42)
Net realized gains                  (0.11)           -                 -                -                 -
-                 -                 -                (0.01)
Total dividends/distributions               (0.72)            (0.62)            (0.61)           (0.11)
(0.05)            (0.05)            (0.05)           (0.01)            (0.43)

Net Asset Value
End of period     $        10.41    $       10.19    $        9.86     $        10.37   $        1.00     $
1.00     $        1.00     $        1.00    $        9.61

Total Return2              9.58%            9.99%             1.16%             4.82%            5.45%
5.48%             5.34%             1.39%            0.51%

Ratios and Supplemental Data:
Expenses to average net assets:
         After reimbursement/fee waiver              1.30%             1.30%            1.30%             0.25%
0.25%             0.25%             0.25%            0.25%             0.65%
         Before reimbursement/fee waiver             1.47%             1.64%            1.81%             1.93%
0.73%             0.95%             1.09%            1.37%             0.80%
Net investment income, after
         reimbursement/fee waiver           5.94%             6.25%             5.66%            6.55%
5.29%             5.35%             5.21%            5.55%             8.81%
Portfolio turnover rate             165%             99%               7%               19%               -
-                 -                 -                22%
Net assets, end of period
         (in thousands)    $        17,340  $        14,236   $        12,553   $       11,827   $        76,267   $
51,246   $        32,041   $        27,996  $        71,415


                  Annualized
         *        Inception (Investor Class) - October 2, 1995.
         **       Inception (Institutional Class) - June 30, 1998.
         1 Net  investment  income (loss) is after waiver of fees by the Adviser and  reimbursement  of certain  expenses by the  Administrator  (Note 2). If the
Adviser had not waived fees and the Administrator  had not reimbursed  expenses, net investment  income per share would have been $0.59,  $0.58,  $0.50 and $0.12 for the Bond Fund and $0.05,  $0.05,  $0.04 and $0.01, for the Cash Reserve Fund
for the periods ended December 31, 1998,  1997, 1996 and 1995,  respectively and
$0.41 for the High Yield Bond Fund for the period ended December 31, 1998.
         2 Total  return  represents  aggregate  total  return  for  the  period indicated and is not annualized, for periods less than one year.
 See notes to financial statements  Page    37       Transamerica Premier Funds 1998 Annual Reportfinancial
highlights (continued)
The following table includes  selected data for a share  outstanding  throughout each period and other performance
information derived from the financial statements.   Transamerica      Transamerica     Transamerica
Transamerica      Transamerica      Transamerica     Transamerica      Transamerica
         Premier  Premier  Premier  Premier Premier  Premier  Premier  Premier
         Aggressive        Small Company    Equity   Value    Index    Balanced Bond    Cash Reserve
         Growth Fund       Fund     Fund    Fund     Fund     Fund     Fund     Fund
         Class A  Class A  Class A  Class A Class A  Class A  Class A  Class A
         Period Ended      Period Ended     Period Ended      Period Ended      Period Ended     Period Ended
Period Ended      Period Ended              December 31,      December 31,      December 31,     December 31,
December 31,      December 31,      December 31,     December 31,
         1998*    1998*    1998*    1998*   1998*    1998*    1998*    1998*
Net Asset Value
Beginning of period        $        17.55   $        17.20    $        22.86    $       9.71     $        17.59    $
17.99    $        10.32    $        1.00

Operations:
Net investment income (loss) 1              (0.11)            (0.08)            (0.16)           (0.02)
0.19              0.18              0.29             0.02
Net realized and unrealized gain            4.97              4.87              2.09             0.92
1.39              1.87              0.19             -
Total from investment operations            4.86              4.79              1.93             0.90
1.58              2.05              0.48             0.02

Dividends/Distributions
         to Shareholders:
Net investment income               -                -                 -                (0.02)            (0.27)
(0.17)            (0.29)            (0.02)
Net realized gains                  -                -                 -                -                 (0.28)
(0.62)            (0.11)            -
Total dividends/distributions               -                 -                 -                (0.02)
(0.55)            (0.79)            (0.40)           (0.02)

Net Asset Value
End of period     $        22.41    $       21.99    $        24.79    $        10.59   $        18.62    $
19.25    $        10.40    $        1.00

Total Return2              27.69%           27.85%            8.44%             9.31%            8.94%
11.41%            4.80%             2.50%

Ratios and Supplemental Data:
Expenses to average net assets:
         After reimbursement/fee waiver              1.50%             1.50%            1.60%             1.30%
0.50%             1.55%             1.40%            0.60%
         Before reimbursement/fee waiver             2091.85%          2146.03%         2133.52%          2553.76%
2141.94%          2068.27%          2353.12%         2413.01%
Net investment income (loss), after
         reimbursement/fee waiver           (1.07%)           (0.79%)           (1.26%)          (0.42%)
2.04%             1.73%             5.66%            4.85%
Portfolio turnover rate             32%              26%               59%              72%               32%
32%               165%              -
Net assets, end of period
         (in thousands)    $        1       $        1        $        1        $       1        $        1        $
1        $        1        $        1


                  Annualized
         *        Inception (Class A) - June 30, 1998.
         1 Net  investment  loss is  after  waiver  of fees by the  Adviser  and reimbursement of certain expenses by the Administrator  (Note 2). If the Adviser had not waived  fees and the  Administrator  had not  reimbursed  expenses,  net investment  loss per share would have been $(221.25) for the  Aggressive  Growth
Fund,  $(212.68)  for the Small  Company  Fund,  $(269.96)  for the Equity Fund,
$(116.09) for the Value Fund,  $(203.55)  for the Index Fund,  $(214.50) for the
Balanced  Fund,  $(120.85)  for the Bond Fund and  $(12.31) for the Cash Reserve
Fund for the period ended December 31, 1998.
         2 Total  return  represents  aggregate  total  return  for  the  period indicated and is not annualized, for periods less than one year.
 See notes to financial statements Transamerica Premier funds 1998 annual report        Page     38
Transamerica      Transamerica      Transamerica     Transamerica      Transamerica     Transamerica
Transamerica      Transamerica
         Premier  Premier  Premier  Premier Premier  Premier  Premier  Premier
         Aggressive        Small Company    Equity   Value    Index    Balanced Bond    Cash Reserve
         Growth Fund       Fund     Fund    Fund     Fund     Fund     Fund     Fund
         Class M  Class M  Class M  Class M Class M  Class M  Class M  Class M
         Period Ended      Period Ended     Period Ended      Period Ended      Period Ended     Period Ended
Period Ended      Period Ended              December 31,      December 31,      December 31,     December 31,
December 31,      December 31,      December 31,     December 31,
         1998*    1998*    1998*    1998*   1998*    1998*    1998*    1998*
Net Asset Value
Beginning of period        $        17.55   $        17.20    $        22.86    $       9.71     $        17.59    $
17.99    $        10.32    $        1.00

Operations:
Net investment income (loss )1              (0.18)            (0.14)            (0.25)           (0.05)
0.16              0.14              0.28             0.02
Net realized and unrealized gain            5.02              4.90              2.12             0.94
1.41              1.87              0.21             -
Total from investment operations            4.84              4.76              1.87             0.89
1.57              2.01              0.49             0.02

Dividends/Distributions
         to Shareholders:
Net investment income               -                -                 -                (0.01)            (0.24)
(0.14)            (0.28)            (0.02)
Net realized gains                  -                -                 -                -                 (0.28)
(0.62)            (0.11)            -
Total dividends/distributions               -                 -                 -                (0.01)
(0.52)            (0.76)            (0.39)           (0.02)

Net Asset Value
End of period     $        22.39    $       21.96    $        24.73    $        10.59   $        18.64    $
19.24    $        10.42    $        1.00

Total Return2              27.58%           27.67%            8.18%             9.17%            8.92%
11.22%            4.87%             2.35%

Ratios and Supplemental Data:
Expenses to average net assets:
         After reimbursement/fee waiver              1.75%             1.75%            1.85%             1.55%
0.75%             1.80%             1.65%            0.85%
         Before reimbursement/fee waiver             1559.17%          1554.70%         1618.88%          1654.81%
2385.32%          2322.86%          2292.61%         2402.67%
Net investment income (loss), after
         reimbursement/fee waiver           (1.32%)           (1.05%)           1.49%            (0.74%)
1.77%             1.48%             5.42%            4.61%
Portfolio turnover rate             32%              26%               59%              72%               32%
32%               165%              -
Net assets, end of period
         (in thousands)    $        1       $        1        $        1        $       1        $        1        $
1        $        1        $        1


                  Annualized
         *        Inception (Class M) - June 30, 1998.
         1 Net investment income (loss) is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(207.97) for the Aggressive Growth Fund, $(203.30) for the Small Company Fund, $(269.54) for the Equity Fund, $(115.93) for the Value Fund, $(212.42) for the Index Fund, $(215.60) for the Balanced Fund, $(118.62) for the Bond Fund and $(12.07) for the Cash Reserve Fund for the period ended
         December 31, 1998.
         2 Total return represents aggregate total return for the period indicated and is not annualized, for periods less than one year.
 See notes to financial statements
Page    39       Transamerica Premier Funds 1998 Annual Report


Notes to Financial Statements
December 31, 1998

1.       SIGNIFICANT ACCOUNTING POLICIES

Transamerica Investors, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management investment company. The Company is composed of nine Funds: Transamerica Premier Aggressive Growth Fund (the "Aggressive Growth Fund") which is non-diversified, Transamerica Premier Small Company Fund (the "Small Company Fund"), Transamerica Premier Equity Fund (the "Equity Fund"), Transamerica Premier Value Fund (the "Value Fund"), Transamerica Premier Index Fund (the "Index Fund"), Transamerica Premier Balanced Fund (the "Balanced Fund"), Transamerica Premier High Yield Bond Fund ( the "High Yield Fund"), Transamerica Premier Bond Fund (the "Bond Fund"), and Transamerica Premier Cash Reserve Fund (the "Cash Reserve Fund") which are diversified, (collectively referred to as the "Funds"). For information of investment objectives and strategies, please refer to the Funds' prospectus.

Prior to April 30, 1997, each Fund had two classes of shares, Investor Class and Adviser Class. Each share of each class represented an identical legal interest in the same investments of a Fund, except that Adviser Class shares had higher distribution fees. Each class had certain other expenses related solely to that class. On April 30, 1997, the Adviser Class of each series was terminated by the Board of Directors.

On June 30, 1998, all of the Premier Funds with the exception of the High Yield Bond Fund launched two additional classes, Class A and Class M. The High Yield Bond Fund was launched on June 30, 1998 on both the Investor and newly formed Institutional Class shares. Each share of each class of a Fund represents an identical legal interest in the investment of the Fund. The Investor, Institutional, Class A and Class M shares differ with respect to distribution and certain other class-specific expenses and waivers; these classes commenced operations on the business day following inception.

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

(A) Valuation of Securities
Equity securities listed on a principal exchange (U.S. or foreign), NASDAQ and over-the-counter securities are valued at the last sale price, or, if no sale occurs, at the mean between the closing bid and the closing asked prices. Debt securities with a maturity of 61 days or more are valued on the basis of valuations obtained from a commercial pricing service or dealer-supplied quotations. Debt securities with a maturity of 60 days or less, and all investments in the Cash Reserve Fund, are valued at amortized cost, which approximates market value. Futures contracts are valued at the last sale price on the market where the contract is principally traded. Securities for which market quotations are not readily available are valued at the fair value as determined in good faith pursuant to procedures established by the Company's Board of Directors.

(B) Repurchase Agreement
Each Fund may enter into repurchase agreements with Federal Reserve System member banks or U.S. securities dealers. A repurchase agreement occurs when, at the time the Fund purchases an interest-bearing debt obligation, the seller agrees to repurchase the debt obligation on a specified date in the future at an agreed-upon price. If the seller is unable to make timely repurchase, the Fund's expected proceeds could be delayed, or the Fund could suffer a loss in principal or current interest, or incur costs in liquidating the collateral.

(C) Futures Contracts
The Index Fund uses S&P500 index futures as part of its strategy to track the return of the S&P500 Index. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the initial margin. Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuations of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed.

The use of futures contracts involves several risks. The change in value of futures contracts corresponds primarily with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(D) Securities Transactions, Investment Income and Expenses
Securities transactions are recorded as of the trade date. Gains and losses on sales of investments are determined on the identified cost basis for both financial statement and Federal income tax purposes. Interest income and operating expenses are recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date. Expenses not directly chargeable to a specific Fund/class are allocated primarily on the basis of relative average daily net assets.

(E) Dividends and Distributions
Dividends from net investment income on shares of the Cash Reserve Fund are declared daily and paid monthly. Dividends from net investment income on shares of the Bond Fund and High Yield Bond Fund are declared and paid monthly. Dividends from net investment income, if any, on shares of the Equity Fund, the Value Fund, the Index Fund, the Balanced Fund, the Aggressive Growth Fund and the Small Company Fund are declared and paid annually. Each Fund distributes net realized capital gains, if any, annually. Dividends and distributions paid by each Fund are recorded on the ex-dividend date, except for the Cash Reserve Fund, which records dividends daily. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds. Dividends from net investment income are determined on a class level. Capital gains are determined on a Fund level.

(F) Federal Income Taxes
Each Fund intends to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and by distributing to shareholders substantially all of their taxable income. Therefore, no Federal income or excise tax provision is required. As of December 31, 1998 for Federal income tax purposes, the Aggressive Growth Fund, the Small Company Fund, the Equity Fund and the Value Fund have capital loss carryforwards of $3,548,505, $161,704, $197,954, $853,589, respectively, expiring in 2006. The High Yield Bond Fund has elected to defer current year post October losses as though the losses were incurred on the first day of the next calendar year, the amount deferred was $630,365. On June 29,1998, the Equity and Index Fund paid a capital gains distribution of $262,088 and $0.020 per share and $509,871 and $0.292 per share, respectively. On December 29, 1998, the Index Fund, the Balanced Fund and the Bond Fund paid a capital gain distribution of $154,504 and $0.082 per share, $1,875,109 and $0.619 per share and $187,642 and $0.114 per share, respectively.

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, net operating losses and capital loss carryforwards. Permanent items identified in the period ended December 31, 1998, have been reclassified among components of net assets as follows:

         Undistributed     Undistributed
         Net Investment    Net Realized
Fund     Income   Gains and Losses  Paid-In Capital
Aggressive Growth Fund     546,023  -       (546,023)
Small Company Fund         318,045  -       (318,045)
Equity Fund       2,298,315         -       (2,298,315)
Value Fund        27,233   -        (27,233)
Index Fund        6,201    (6,201)  -
Balanced Fund     -        -        -
High Yield Fund   3,498    2,943    (6,441)
Bond Fund         19       (19)     -
Cash Reserve Fund -        -        -

(G) Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that reflect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.


2.       INVESTMENT ADVISORY FEES AND OTHER
TRANSACTIONS WITH AFFILIATES

The Company has entered into an Investment Advisory and Administrative Services Agreement (the "Agreement") with Transamerica Investment Services, Inc. (the "Investment Adviser"), a wholly owned subsidiary of Transamerica Corporation, on behalf of each Fund. For its services to the Funds, the Investment Adviser receives a monthly fee, based on an annual percentage of the average daily net assets of each Fund. The annual fee for the Funds are as follows:

         First    Next     In Excess of
Fund     $1 Billion        $1 Billion       $2 Billion
Aggressive Growth Fund     0.85%    0.82%   0.80%
Small Company Fund         0.85%    0.82%   0.80%
Equity Fund       0.85%    0.82%    0.80%
Value Fund        0.75%    0.72%    0.70%
Index Fund        0.30%    0.30%    0.30%
Balanced Fund     0.75%    0.72%    0.70%
High Yield Fund   0.55%    0.52%    0.50%
Bond Fund         0.60%    0.57%    0.55%
Cash Reserve Fund 0.35%    0.35%    0.35%

The Company's Administrator is Transamerica Occidental Life Insurance Company (the "Administrator"), a wholly owned subsidiary of Transamerica Insurance Corporation of California, which in turn is a wholly owned subsidiary of Transamerica Corporation. The Administrator provides the Funds with administrative and clerical services. The Administrator receives its fee directly from the Investment Adviser, and receives no compensation from the Funds.

The Investment Adviser has agreed to waive its fee, and the Administrator has agreed to assume any other operating expenses (other than certain extraordinary or non-recurring expenses) which together exceed a specified percentage of the average daily net assets of that Fund. These waivers and subsidies may be terminated at any time without notice. The specified percentages are as follows:

         Investor Institutional
Fund     Class    Class    Class A  Class M
Aggressive Growth Fund     1.40%    -       1.50%    1.75%
Small Company Fund         1.40%    -       1.50%    1.75%
Equity Fund       1.50%    -        1.60%   1.85%
Value Fund        1.20%    -        1.30%   1.55%
Index Fund        0.25%    -        0.50%   0.75%
Balanced Fund     1.45%    -        1.55%   1.80%
High Yield Fund   0.90%    0.65%    -       -
Bond Fund         1.30%    -        1.40%   1.65%
Cash Reserve Fund 0.25%    -        0.60%   0.85%

Transamerica Securities Sales Corporation ("TSSC") is the principal underwriter and distributor of the shares of each of the Funds. TSSC is a wholly-owned subsidiary of Transamerica Insurance Corporation of California.

No officer, director, or employee of the Investment Adviser, the Administrator or any of their respective affiliates receives any compensation from the Funds for acting as a director or officer of the Company. Each director of the Company who is not an "interested person" (as that term is defined in the 1940 Act) receives from the Funds a $10,000 annual fee, $1,000 for each meeting of the Company's Board attended, and $500 for each Board committee meeting attended, and is reimbursed for expenses incurred in connection with such attendance. For the year ended December 31, 1998, the Funds expensed aggregate fees of $53,812 to all directors who are not affiliated persons of the Adviser.

Certain directors and officers of the fund are also directors and officers of the Adviser and other affiliated Transamerica entities.

As of December 31, 1998, Transamerica Corporation and its affiliates held the following percentages of outstanding shares:


Fund
Aggressive Growth Fund     8.75%
Small Company Fund         6.99%
Equity Fund       20.05%
Value Fund        58.30%
Index Fund        70.61%
Balanced Fund     41.30%
High Yield Bond Fund       0%
Bond Fund         83.25%
Cash Reserve Fund 40.99%

3. Distribution Plans
The 12b-1 plans of distribution and related distribution contracts require the Funds to pay distribution fees to TSSC as compensation for its activities, not as reimbursement for specific expenses. For the Investor Shares, there is an annual 12b-1 distribution fee of 0.25% of the average daily net assets, except for the Index Fund and the Cash Reserve Fund, which pay a distribution fee of 0.10% of the average daily net assets. On November 1, 1997, TSSC agreed to waive the distribution fees for the Cash Reserve Fund. For the Institutional Shares, there is no annual 12b-1 distribution fees. For the Class A and Class M shares, there is an annual 12b-1 distribution fee of 0.35% and 0.60%, respectively.

4. Security Transactions
The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended December 31, 1998 were as follows:

                  U.S.              U.S.
                  Government        ProceedsGovernment
Fund     Purchases         Purchases        from Sales        Sales
Aggressive Growth Fund     $        136,005,466      $        -        $        18,375,574       $        -
Small Company Fund                  139,543,870               -                 11,896,875                -
Equity Fund                253,013,630               -                 133,724,470               -
Value Fund                 14,087,700                -                  5,481,567                -
Index Fund                 14,972,833                103,736            7,232,557                -
High Yield Fund            19,686,854                -                 13,151,871                -
Balanced Fund              32,516,169                1,588,750                  12,452,666                -
Bond Fund                  23,921,780                3,661,164                  20,359,094                4,285,811
5. Capital Stock Transactions
At December 31, 1998, there were two billion shares of $0.001 par value stock authorized. The tables below summarize the transactions in Fund shares for the periods and class indicated.

TRANSAMERICA PREMIER
AGGRESSIVE Growth fund     Authorized Shares - 60,000,000

         Year Ended        Period Ended
         December 31, 1998 December 31, 1997*
Investor Class Shares      Shares   Amount  Shares   Amount
Capital stock sold         12,567,050       $        220,057,887       1,182,281        $        13,130,142
Capital stock issued
         upon reinvestment of
         dividends and
         distributions     37               649      -                 -
Capital stock redeemed     (5,700,247)               (97,462,828)      (133,141)                 (1,598,538)
Net increase      6,866,840         $       122,595,708       1,049,140         $       11,531,604
*Inception - June 30, 1997.

TRANSAMERICA PREMIER
AGGRESSIVE Growth fund

                  Period Ended
                  December 31, 1998**
Class A Shares                      Shares  Amount
Capital stock sold                                   125      $        2,285
Capital stock issued
         upon reinvestment of
         dividends and
         distributions                               -                 -
Capital stock redeemed                               (61)              (1,255)
Net increase                                64       $        1,030
**Inception - June 30, 1998.

TRANSAMERICA PREMIER
AGGRESSIVE Growth fund

                  Period Ended
                  December 31, 1998**
Class M Shares                      Shares  Amount
Capital stock sold                                   174      $        2,661
Capital stock issued
         upon reinvestment of
         dividends and
         distributions                               -                 -
Capital stock redeemed                               (108)             (2,219)
Net increase                                66       $        442
**Inception - June 30, 1998.


TRANSAMERICA PREMIER
SMALL COMPANY fund         Authorized Shares - 60,000,000

         Year Ended        Period Ended
         December 31, 1998 December 31, 1997*
Investor Class Shares      Shares   Amount  Shares   Amount
Capital stock sold         14,176,467       $        249,749,475       1,477,867        $        17,273,937
Capital stock issued
         upon reinvestment of
         dividends and
         distributions     43,140           738,126  -                 -
Capital stock redeemed     (5,588,738)               (96,982,795)      (587,595)                 (7,136,125)
Net increase      8,630,869         $       153,504,806       890,272  $        10,137,812
*Inception - June 30, 1997.

TRANSAMERICA PREMIER
SMALL COMPANY fund

                  Period Ended
                  December 31, 1998**
Class A Shares                      Shares  Amount
Capital stock sold                                   113      $        1,935
Capital stock issued
         upon reinvestment of
         dividends and
         distributions                               -                 -
Capital stock redeemed                               (48)              (948)
Net increase                                65       $        987
**Inception - June 30, 1998.

TRANSAMERICA PREMIER
SMALL COMPANY fund

                  Period Ended
                  December 31, 1998**
Class M Shares                      Shares  Amount
Capital stock sold                                   185      $        2,605
Capital stock issued
         upon reinvestment of
         dividends and
         distributions                               -                 -
Capital stock redeemed                               (118)             (2,343)
Net increase                                67       $        262
**Inception - June 30, 1998.


TRANSAMERICA PREMIER
EQUITY fund       Authorized Shares - 100,000,000

         Year Ended        Year Ended
         December 31, 1998 December 31, 1997
Investor Class Shares      Shares   Amount  Shares   Amount
Capital stock sold         13,980,385       $298,503,722      4,549,326         $       80,027,236
Capital stock issued
         upon reinvestment of
         dividends and
         distributions     11,728           265,226  39,406            729,460
Capital stock redeemed     (8,295,617)               (175,260,229)     (975,133)                 (17,534,999)
Net increase      5,696,496         $       123,508,719       3,613,599         $       63,221,697

TRANSAMERICA PREMIER
EQUITY fund

                  Period Ended
                  December 31, 1998**
Class A Shares                      Shares  Amount
Capital stock sold                                   91       $        1,991
Capital stock issued
         upon reinvestment of
         dividends and
         distributions                               -                 -
Capital stock redeemed                               (39)              (913)
Net increase                                52       $        1,078
**Inception - June 30, 1998.

TRANSAMERICA PREMIER
EQUITY fund

                  Period Ended
                  December 31, 1998**
Class M Shares                      Shares  Amount
Capital stock sold                                   142      $        2,800
Capital stock issued
         upon reinvestment of
         dividends and
         distributions                               -                 -
Capital stock redeemed                               (91)              (2,111)
Net increase                                51       $        689
**Inception - June 30, 1998.

TRANSAMERICA PREMIER
VALUE fund        Authorized Shares - 50,000,000

                  Period Ended
                    December 31, 1998**
Investor Class Shares                       Shares   Amount
Capital stock sold                                   1,144,521         $        11,326,374
Capital stock issued
         upon reinvestment of
         dividends and
         distributions                               2,282             23,819
Capital stock redeemed                               (286,825)                  (2,781,038)
Net increase                                859,978  $        8,569,155
**Inception - March 31, 1998.

TRANSAMERICA PREMIER
VALUE fund

                  Period Ended
                  December 31, 1998**
Class A Shares                      Shares  Amount
Capital stock sold                                   119      $        1,150
Capital stock issued
         upon reinvestment of
         dividends and
         distributions                               -                 3
Capital stock redeemed                               -                 -
Net increase                                119      $        1,153
**Inception - June 30, 1998.

TRANSAMERICA PREMIER
VALUE fund

                  Period Ended
                  December 31, 1998**
Class M Shares                      Shares  Amount
Capital stock sold                                   303      $        2,640
Capital stock issued
         upon reinvestment of
         dividends and
         distributions                               -                 1
Capital stock redeemed                               (184)             (1,846)
Net increase                                119      $        795
**Inception - June 30, 1998.


TRANSAMERICA PREMIER
INDEX fund        Authorized Shares - 60,000,000

         Year Ended        Year Ended
         December 31, 1998 December 31, 1997
Investor Class Shares      Shares   Amount  Shares   Amount
Capital stock sold         650,076  $       11,205,373        695,991  $        10,118,205
Capital stock issued
         upon reinvestment of
         dividends and
         distributions     118,635          2,151,698         35,103            506,892
Capital stock redeemed     (366,825)                 (6,065,538)       (86,530)         (1,248,940)
Net increase      401,886  $        7,291,533        644,564  $        9,376,157

TRANSAMERICA PREMIER
INDEX fund

                  Period Ended
                  December 31, 1998**
Class A Shares                      Shares  Amount
Capital stock sold                                   106      $        1,828
Capital stock issued
         upon reinvestment of
         dividends and
         distributions                               2                 34
Capital stock redeemed                               (37)              (684)
Net increase                                71       $        1,178
**Inception - June 30, 1998.

TRANSAMERICA PREMIER
INDEX fund

                  Period Ended
                  December 31, 1998**
Class M Shares                      Shares  Amount
Capital stock sold                                   81       $        1,410
Capital stock issued
         upon reinvestment of
         dividends and
         distributions                               1                 33
Capital stock redeemed                               (15)              (277)
Net increase                                67       $        1,166
**Inception - June 30, 1998.


TRANSAMERICA PREMIER
BALANCED fund     Authorized Shares - 60,000,000

         Year Ended        Year Ended
         December 31, 1998 December 31, 1997
Investor Class Shares      Shares   Amount  Shares   Amount
Capital stock sold         1,996,396        $        35,766,272        455,997  $       6,756,401
Capital stock issued
         upon reinvestment of
         dividends and
         distributions     126,519          2,408,985         12,231            174,166
Capital stock redeemed     (629,185)                 (11,116,532)      (129,262)                 (1,870,703)
Net increase      1,493,730         $       27,058,725        338,966  $        5,059,864

TRANSAMERICA PREMIER
BALANCED fund

                  Period Ended
                  December 31, 1998**
Class A Shares                      Shares  Amount
Capital stock sold                                   105      $        1,915
Capital stock issued
         upon reinvestment of
         dividends and
         distributions                               3                 48
Capital stock redeemed                               (41)              (798)
Net increase                                67       $        1,165
**Inception - June 30, 1998.

TRANSAMERICA PREMIER
BALANCED fund

                  Period Ended
                  December 31, 1998**
Class M Shares                      Shares  Amount
Capital stock sold                                   77       $        1,384
Capital stock issued
         upon reinvestment of
         dividends and
         distributions                               2                 47
Capital stock redeemed                               (13)              (246)
Net increase                                66       $        1,185
**Inception - June 30, 1998.


TRANSAMERICA PREMIER
HIGH YIELD bond fund       Authorized Shares - 50,000,000

                  Period Ended
                  December 31, 1998**
Investor Class Shares                       Shares   Amount
Capital stock sold                                   209,068  $        2,123,135
Capital stock issued
         upon reinvestment of
         dividends and
         distributions                               3,661             35,236
Capital stock redeemed                               (67,232)          (862,188)
Net increase                                145,497  $        1,296,183
**Inception - June 30, 1998.

TRANSAMERICA PREMIER
HIGH YIELD bond fund

                  Period Ended
                  December 31, 1998**
Institutional Class Shares                  Shares   Amount
Capital stock sold                                   7,104,572         $        71,144,583
Capital stock issued
         upon reinvestment of
         dividends and
         distributions                               325,487           3,133,597
Capital stock redeemed                               -                 -
Net increase                                7,430,059         $        74,278,180
**Inception - June 30, 1998.


TRANSAMERICA PREMIER
BOND fund         Authorized Shares - 60,000,000

         Year Ended        Year Ended
         December 31, 1998 December 31, 1997
Investor Class Shares      Shares   Amount  Shares   Amount
Capital stock sold         376,335  $       3,888,749         132,704  $        1,318,618
Capital stock issued
         upon reinvestment of
         dividends and
         distributions     107,537          1,108,252         83,092            820,341
Capital stock redeemed     (214,402)                 (2,212,826)       (92,679)         (925,179)
Net increase      269,470  $        2,784,175        123,117  $        1,213,780

TRANSAMERICA PREMIER
BOND fund

                  Period Ended
                  December 31, 1998**
Class A Shares                      Shares  Amount
Capital stock sold                                   129      $        1,330
Capital stock issued
         upon reinvestment of
         dividends and
         distributions                               4                 44
Capital stock redeemed                               (13)              (140)
Net increase                                120      $        1,234
**Inception - June 30, 1998.

TRANSAMERICA PREMIER
BOND fund

                  Period Ended
                  December 31, 1998**
Class M Shares                      Shares  Amount
Capital stock sold                                   139      $        1,436
Capital stock issued
         upon reinvestment of
         dividends and
         distributions                               4                 44
Capital stock redeemed                               (28)              (293)
Net increase                                115      $        1,187
**Inception - June 30, 1998.


TRANSAMERICA PREMIER
CASH RESERVE fund Authorized Shares - 510,000,000

         Year Ended        Year Ended
         December 31, 1998 December 31, 1997
Investor Class Shares      Shares   Amount  Shares   Amount
Capital stock sold         123,020,893      $        123,020,893       43,510,804       $        43,510,804
Capital stock issued
         upon reinvestment of
         dividends and
         distributions     3,475,945                 3,475,945         2,249,117                 2,249,117
Capital stock redeemed     (101,476,437)             (101,476,437)     (26,554,372)              (26,554,372)
Net increase      25,020,401        $       25,020,401        19,205,549        $       19,205,549

TRANSAMERICA PREMIER
CASH RESERVE fund

                  Period Ended
                  December 31, 1998**
Class A Shares                      Shares  Amount
Capital stock sold                                   1,315    $        1,315
Capital stock issued
         upon reinvestment of
         dividends and
         distributions                               27                27
Capital stock redeemed                               (188)             (188)
Net increase                                1,154    $        1,154
**Inception - June 30, 1998.

TRANSAMERICA PREMIER
CASH RESERVE fund

                  Period Ended
                  December 31, 1998**
Class M Shares                      Shares  Amount
Capital stock sold                                   1,210    $        1,210
Capital stock issued
         upon reinvestment of
         dividends and
         distributions                               26                26
Capital stock redeemed                               (60)              (60)
Net increase                                1,176    $        1,176
**Inception - June 30, 1998. Transamerica Premier funds 1998 annual report Page 40 Page 41 Transamerica Premier Funds 1998 Annual Reportnotes to financial statements (continued) December 31, 1998 Transamerica Premier funds 1998 annual report Page 42 Page 43 Transamerica Premier Funds 1998 Annual Reportnotes to financial statements (continued) December 31, 1998 Transamerica Premier funds 1998 annual report Page 44 Page 45 Transamerica Premier Funds 1998 Annual Reportnotes to financial statements (concluded) December 31, 1998 Transamerica Premier funds 1998 annual report Page 46 To the Shareholders and Board of Directors of Transamerica Investors, Inc. We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Transamerica Investors, Inc. (comprising respectively, the Transamerica Premier Aggressive Growth Fund, Transamerica Premier Small Company Fund, Transamerica Premier Equity Fund, Transamerica Premier Value Fund, Transamerica Premier Index Fund, Transamerica Premier Balanced Fund, Transamerica Premier High Yield Bond Fund, Transamerica Premier Bond Fund, and Transamerica Premier Cash Reserve
Fund) (the "Funds") as of December 31, 1998, and the related statements of operations for the fiscal year then ended, changes in net assets for each of the two fiscal years in the period then ended, and financial highlights for each of the four fiscal years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Transamerica Investors, Inc., as of December 31, 1998, and the results of their operations for the fiscal year then ended, the changes in their net assets for each of the two fiscal years in the period then ended and their financial highlights for each of the four fiscal years in the period then ended, in conformity with generally accepted accounting principles.



Los Angeles, California
February 10, 1999


Page     47       Transamerica Premier Funds

1998 Annual ReportTransamerica Premier Funds


Board of Directors and Officers

Transamerica Premier
Funds Directors

Nooruddin S. Veerjee
Chairman of the Board
Sidney E. Harris
Charles C. Reed
Gary U. Rolle'
Carl R. Terzian

Transamerica Premier
Funds Officers

Nooruddin S. Veerjee
Chief Executive Officer
Nicki A. Bair
President
Sandy C. Brown
Senior Vice President
E. Joy Heckendorf
Senior Vice President
Susan R. Hughes
Treasurer
Reid A. Evers
Secretary
H. Michael Kim
Vice President
Donald P. Radisich
Vice President
Christopher W. Shaw
Assistant Vice President
 Investment Adviser
Transamerica Investment Services, Inc.
1150 South Olive Street
Los Angeles, California 90015

Distributor
Transamerica Securities Sales Corporation
1150 South Olive Street
Los Angeles, California 90015

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Transfer Agent
State Street Bank/Boston Financial Data Services
Two Heritage Drive
North Quincy, Massachusetts 02171

Transamerica Premier funds 1998 annual report

Page 48 This report is for the information of the shareholders of Transamerica Premier Funds. Its use in connection with any offering of the Funds' shares is authorized only if accompanied or preceded by a current Transamerica Premier Funds prospectus that contains more complete investment information, including risks and expenses. Please read the prospectus thoroughly before you invest.

Call 1-800-892-7587 for more information.

These Funds are neither insured nor guaranteed by the U.S. government. There can be no assurance that the Transamerica Premier Cash Reserve Fund will be able to maintain a stable net asset value of $1.00 per share.

(C)1999 Transamerica Securities Sales Corporation, Distributor
 Page     49       Transamerica Premier funds 1998
annual report

Transamerica Securities Sales Corporation, Distributor
1-800-89-ASK-US (1-800-892-7587)
http://Transamericafunds.com
e-mail: PremierFunds@Transamerica.com

TPF 387-299